Registration No. 333-55230
                                                                     811-10295
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1

                                       To

                                   FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.  Pan-American Assurance Company Variable Life Separate Account
    (Exact  Name  of  Trust)

B.  Pan-American Assurance Company
    (Name  of  Depositor)

C.  Pan-American Life Center
    601 Poydras Street
    New Orleans, Louisiana 70130
    (Complete  address  of  depositor's  principal  executive  offices)

D.  Name  and  complete  address  of  agent  for  service:

    William Thiel Steen
    Vice President, General Counsel and Corporate Secretary
    Pan-American Life Insurance Company
    Corporate Legal, 12th Floor
    601 Poydras Street
    New Orleans, Louisiana 70130

    Copies  to:

    Judith A. Hasenauer
    Blazzard, Grodd & Hasenauer, P.C.
    4401 West Tradewinds Avenue, Suite 207
    Fort Lauderdale, Florida 33308
    (954) 771-6667

E.  Flexible Premium Adjustable Variable Life Insurance Policy

    (Title and amount of  securities  being  registered)

F. Proposed maximum aggregate offering price to the public of the securities being registered:

    Continuous  offering

G.  Amount  of  Filing  Fee:  Not  Applicable

H.  Approximate date of proposed public offering:

     As soon as practicable after the effective date of this filing. It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_X_ on May 1, 2002 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item   Caption in Prospectus
------------  ------------------------------
1(a)          Other Information
 (b)          The Flexible Premium Adjustable Variable Life Insurance Policy

2             Other Information - Pan-American

3             Not Applicable

4             Other Information

5             Other Information

6(a)          Not Applicable
 (b)          Not Applicable

7             Not Applicable

8             Not Applicable

9             Legal Proceedings

10            Purchases; Separate Account and Separate Account Fund Choices;
              Access to Your Cash Surrender Value

11            Separate Account and Separate Account Fund Choices

12            Separate Account and Separate Account Fund Choices

13            Expenses

14            Purchases

15            Purchases

16            Purchases; Separate Account and Separate Account Fund Choices

17            Access to Your Cash Surrender Value

18            Access to Your Cash Surrender Value

19            Reports to Owners

20            Not Applicable

21            Access to Your Cash Surrender Value

22            Not Applicable

23            Not Applicable

24            Other Information

25            Other Information - Pan-American

26            Expenses

27            Other Information - Pan-American

28            Other Information - Executive Officers and Directors

29            Other Information - Pan-American

30            Other Information - Pan-American

31            Not Applicable

32            Not Applicable

33            Not Applicable

34            Not Applicable

35            Other Information

36            Not Applicable

37            Not Applicable

38            Other Information

39            Other Information

40            Not Applicable

41            Not Applicable

42            Not Applicable

43            Not Applicable

44            Purchases

45            Separate Account and Separate Account Fund Choices; Other
              Information

46            Purchases; Access to Your Cash Surrender Value

47            Not Applicable

48            Not Applicable

49            Not Applicable

50            Not Applicable

51 Other Information; Purchases; Pan-American; The Flexible Premium Adjustable Variable Life Insurance Policy

52            Investment Options

53            Other Information

54            Not Applicable

55            Not Applicable

56            Not Applicable

57            Not Applicable

58            Not Applicable

59            Financial Statements

          FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                  PAN-AMERICAN VARIABLE LIFE SEPARATE ACCOUNT

                                      AND

                        PAN-AMERICAN ASSURANCE COMPANY

     This Prospectus describes the Flexible Premium Adjustable Variable Life Insurance Policy (Policies) offered by Pan-American Assurance Company (Pan-American).

     The Policy is a Life Insurance Policy and has been designed to be used to create or conserve one's estate, retirement planning and other insurance needs of individuals and businesses.

     The Policy has 30 investment choices--a Fixed Account and 29 Separate Account Funds listed below.

     When you buy a Policy, to the extent you have selected Separate Account Funds, you bear the complete investment risk. Your Accumulated Value in the Policy, when based on the investment experience of the Separate Account Funds, is variable and may increase or decrease. The duration or amount of the Death Benefit may be fixed or may vary depending on the investment experience and the Death Benefit Option selected.

     You can put your Premiums into our Fixed Account and/or any of the following Separate Account Funds:

MFS Variable Insurance Trust

 Advised by MFS Management, Inc.
     MFS Money Market Series--Initial Class
     MFS Total Return Series--Service Class
     MFS Investors Trust Series--Service Class (growth with income) (formerly, MFS Growth with Income Series--Service Class)
     MFS Emerging Growth Series--Service Class
     MFS Investors Growth Stock Series--Service Class (formerly, MFS Growth
         Series--Service Class)
     MFS Utilities Series--Service Class

INVESCO Variable Investment Funds

 Advised by Invesco Funds Group, Inc.
     INVESCO VIF - Small Company Growth Fund
     INVESCO VIF - Technology Fund
     INVESCO VIF - Health Sciences Fund
     INVESCO VIF - Financial Services Fund
     INVESCO VIF - Dynamics Fund (mid cap growth)

J.P. Morgan Series Trust II

 Advised by J.P. Morgan Investment Management, Inc.
     J.P. Morgan Bond Portfolio
     J.P. Morgan U.S. Disciplined Equity Portfolio
     J.P. Morgan Mid-Cap Value Portfolio

American Century Variable Portfolios, Inc.

 Advised by American Century Investment Management, Inc.
     American Century VP Ultra Fund
     American Century VP Income & Growth Fund
     American Century VP Value Fund
     American Century VP International Fund

Franklin Templeton Variable Insurance Products Trust

 Advised by Franklin Advisers, Inc.
     Franklin Strategic Income Fund
     Franklin US Government Securities Fund
     Franklin Income Fund
     Franklin Real Estate Fund
     Franklin Small Cap Value Fund
     Franklin Rising Dividends Fund
     Franklin Growth and Income Fund

 Advised by Templeton Global Advisers Limited
     Templeton Foreign Securities Fund (formerly, Templeton International
         Securities Fund)
     Templeton Growth Fund

 Advised by Franklin Mutual Advisers, LLC
     Mutual Shares Fund
     Mutual Discovery Fund

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     Please read this Prospectus before investing and keep it on file for future reference. It contains important information about the Pan-American Flexible Premium Adjustable Variable Life Insurance Policy. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains information regarding companies that file electronically with the Commission.

   The Policies:

  .   are not bank deposits

  .   are not federally insured

  .   are not endorsed by bank or government agency

  .   are not guaranteed and may be subject to loss of principal


                       Date of Prospectus May 1, 2002

                               TABLE OF CONTENTS

DEFINITIONS.................................................................

SUMMARY.....................................................................
  The Flexible Premium Adjustable Variable Life Insurance Policy............
  Purchases.................................................................
  Investment Choices........................................................
  Death Benefit.............................................................
  Taxes.....................................................................
  Access to Your Cash Surrender Value.......................................
  Other Information.........................................................

EXPENSES....................................................................
  Premium Expense Charges...................................................
  Monthly Deduction.........................................................
  The Cost of Insurance Charge..............................................
  Cost of Insurance Rates...................................................
  Administrative Charge.....................................................
  Selection and Issue Charge................................................
  Reproposals...............................................................
  Extension of Maturity Date................................................
  Asset Charge..............................................................
  Rider Charges.............................................................
  Surrender Charges.........................................................
  Transfer Charge Expenses..................................................
  Taxes.....................................................................
  Separate Account Fund Expenses............................................

THE VARIABLE LIFE INSURANCE POLICY..........................................

PURCHASES...................................................................
  Payment of Premiums.......................................................
  Allocation of Net Premiums................................................
  Grace Period..............................................................
  Insufficient Cash Surrender Value.........................................
  Reinstatement.............................................................
  Right To Refund...........................................................

THE SEPARATE ACCOUNT AND SEPARATE ACCOUNT FUND CHOICES......................
  Substitution and Limitations on Further Investments.......................
  Transfers.................................................................
  Telephone Transfers.......................................................
  Dollar Cost Averaging.....................................................
  Asset Rebalancing.........................................................
  Accumulation Unit Values..................................................

FIXED ACCOUNT...............................................................

DEATH BENEFIT...............................................................
  Change in Death Benefit Option............................................
  Change in Specified Amount................................................

TAXES.......................................................................
  Life Insurance in General.................................................
  Taking a Distribution From Your Policy....................................
  Diversification...........................................................

ACCESS TO YOUR CASH SURRENDER VALUE.........................................
  Full Surrender............................................................
  Effect of a Partial Surrender on Your Specified Amount....................

LOANS.......................................................................
  Loan Interest (Charged)...................................................
  Loan Interest (Credited)..................................................
  Loan Repayment............................................................
  Loans Involving a Policy That Was Exchanged...............................

OTHER INFORMATION...........................................................
  Pan-American..............................................................
  Riders....................................................................
  Paid-Up Insurance.........................................................
  Optional Methods of Settlement............................................
  General Policy Provisions.................................................
  Termination...............................................................
  Distributors..............................................................
  Suspension of Payments or Transfers.......................................
  Ownership.................................................................
  Beneficiary...............................................................

EXECUTIVE OFFICERS AND DIRECTORS............................................
  Voting....................................................................
  Disregard of Voting Instructions..........................................
  Legal Opinions............................................................
  Federal Tax Status........................................................
  Reports to Owners.........................................................
  Legal Proceedings.........................................................
  Experts...................................................................
  Financial Statements......................................................

INDEPENDENT AUDITORS' REPORT................................................

APPENDIX A

ILLUSTRATIONS OF POLICY VALUES..............................................

APPENDIX B

EXAMPLES OF CALCULATIONS OF SURRENDER CHARGE................................

                                  DEFINITIONS

Accumulated Value: The sum of your Policy values in the Separate Account Funds, the Fixed Account and the Loan Account.

Accumulation Unit: A unit of measure used to calculate your Accumulated Value in the Separate Account Funds.

Age: Issue Age is the age of the Insured on the Insured's nearest birthday on the Policy Date. Attained Age is the Insured's Issue Age plus the number of completed Policy Years as of the date for which age is being determined.

Beneficiary: The person or persons named in the application or at a later date to receive the Death Benefit under the Policy or any rider(s).

Business Day: Each day that the New York Stock Exchange and We are open for business. The Separate Account will be valued each Business Day.

Cash Surrender Value: Your Accumulated Value less any Surrender Charge.

Death Benefit: The amount used to determine the proceeds payable upon the death of the Insured.

Effective Date of Coverage: The effective date of coverage under this Policy shall be as follows:

 . The Policy Date shall be the effective date for all coverage provided in the application.

 . For any increase or addition to coverage, the effective date shall be the effective date shown on the policy schedule or the Policy contract amendment.

 . For any insurance that has been reinstated, the effective date shall be the effective date shown on the policy schedule or the Policy contract amendment.

Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulated Values. It does not share in the investment experience of the Separate Account.

General Account: Our general investment account, which includes the Fixed Account and the Loan Account, contains our assets with the exception of the Separate Account and other segregated asset accounts.

Grace Period: The period we provide you to make a payment of a premium sufficient to cover the Monthly Deduction when your Cash Surrender Value becomes insufficient to keep your Policy in force.

Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

Insured: The person whose life is insured under the Policy.

Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

Maturity Date: The Policy Anniversary nearest the Insured's 100th birthday. If increases in the Specified Amount or other Policy charges result in multiple Maturity Dates, the Maturity Date will then be modified to be the first of all such Maturity Dates.

Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary Day falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

Monthly Deduction: The amount we deduct from your Accumulated Value each month which covers some of the costs associated with your Policy.

Net Premium: We deduct a Premium Expense Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Expense Charge.

Owner: The person entitled to all the ownership rights under the Policy. If Joint Owners are named, all references to you or Owner shall mean Joint Owners.

Policy: The Policy includes the basic policy, applications and any riders or endorsements.

Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force. If the Policy Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

Policy Date: The Policy Date is the day set by us or agreed to by us from which Policy Months and Policy Anniversaries are determined. All riders, increases, decreases, reinstatements and changes in insurance coverage will be effective on a Monthly Anniversary Day.

Policy Month: The one-month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

Premium Expense Charge: We deduct a Premium Expense Charge from each Premium Payment. It is your Premium Payment less the Premium Expense Charge which is allocated to the Fixed Account or Separate Account.

Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for the Policies as well as other policies.

Separate Account Funds: Those investment options available through the Separate Account.

Specified Amount: A dollar amount used to determine the death benefit of your Policy. This amount is chosen by you. You can increase and decrease the Specified Amount subject to the terms of your Policy. The initial Specified Amount is that amount in place on the Policy Date.

We, Us, Our, and Ours: Pan-American Assurance Company.

You, Your, and Yours: The Owner of the Policy.

                                    SUMMARY

     The Flexible Premium Adjustable Variable Life Insurance Policy: The Flexible Premium Adjustable Variable Life Insurance Policy offered by Pan-American is a contract between you, the Owner, and Pan-American, a life insurance company.

     The Policy provides for life insurance coverage on the person Insured and provides for the payment of the Death Benefit to your selected Beneficiary upon the death of the Insured, which generally shall be excludable from the gross income of the Beneficiary. The Insured can be the same person as the Owner, but does not have to be.

     Under the Policy, the Minimum Initial Premium is due on or before coverage under a Policy can begin. You may thereafter, subject to certain limitations, make Premium payments, in any amount and any frequency. The Policy provides an Accumulated Value, surrender rights, loan privileges and other features traditionally associated with life insurance.

   The Policy can lapse (terminate without value) when the Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period of 61 days has expired without an adequate payment being made.

     You should consult your Policy for further understanding of its terms and conditions and for any state-specific provisions and variances that may apply to your Policy.

     Purchases: You can buy the Policy by completing the proper forms. Your Registered Representative can help you. The Minimum Initial Premium we will accept will be computed for you with respect to the Specified Amount you have requested. In some circumstances, we may contact you for additional information regarding the Insured and may require the Insured to provide us with medical records, a physician's statement or a complete medical examination.

     The Policy is a flexible premium adjustable variable life insurance policy and, unlike traditional insurance policies, there is no fixed schedule for Premium payments after the initial premium. Under most circumstances it is anticipated that you will need to make additional Premium payments, after the initial premium, to keep the Policy in force. You can arrange with us to make Planned Premium Payments.

   Investment Choices: You may invest in the Fixed Account or in any of the Separate Account Funds which are listed in the "Separate Account and Separate Account Fund Choices" section below and which are more fully described in the prospectuses for the Separate Account Funds. Certain investment options contained in the fund prospectuses may not be available with your contract.

   Death Benefit: The amount of the Death Benefit depends on many factors, as explained on page 16. The actual amount payable to your Beneficiary is the Death Benefit less any Indebtedness.

     At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the Death Benefit. You may change your Beneficiary at any time, unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

     Taxes: Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the Death Benefit paid under the Policy should generally be excludable from the gross income of the Beneficiary; however, Qualified Plans are typically an exception to this. Your earnings in the Policy are not taxed until you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract (MEC) as defined in the Internal Revenue Code. Proceeds taken out of a MEC are considered to come from earnings first and are includable in taxable income. If you are younger than 59 1/2 when you take proceeds out of a MEC, you may also be subject to a 10% Federal tax penalty on the earnings withdrawn.

     Access to Your Cash Surrender Value: You can terminate your Policy at any time and we will pay you the Cash Surrender Value of your Policy less any Indebtedness. After the first Policy Year, you may surrender a part of your Cash Surrender Value subject to the requirements of the Policy. When you terminate your Policy, we will assess a Surrender Charge, and when you make a Partial Surrender, we may assess a Partial Surrender Charge.

     You can also borrow from us using your Policy as collateral.

 Other Information:

   Right to Examine Policy: Within 20 days (or longer if required in your state) after the later of the policy date or the date the Policy is received, it may be cancelled for any reason by delivering or mailing it to our Home Office or the Registered Representative through whom it was purchased. This means that your letter to us must be postmarked no later than 20 days after you receive the Policy. In some states, we will refund to you your Premiums paid or Accumulated Value plus any charges we deducted from your Premium payment. This amount may be more or less than your Premium payment. If you reside in a state that requires us to refund your Premium payment, then all of your Premium payments are directed into the Fixed Account during the Right to Examine Policy Period. In these cases, at the end of the Right to Examine Policy Period, the Accumulated Value is reallocated in accordance with your Premium allocation instructions on record.

     Who should purchase this life insurance Policy? This life insurance Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their Policies through investment in the Separate Account Funds.

   This life insurance Policy offers individuals the ability to:

  1.   create or conserve one's estate;

  2.   supplement retirement income; and

  3.   access Separate Account Funds through loans and surrenders.

     This life insurance Policy offers businesses the ability to:

  1.   protect the business in the event a key employee dies;

  2.   provide debt protection for business loans; and

  3. create a fund for employee benefits, buy-outs and future business needs.

     If you currently own a variable insurance policy on the life of the Insured, you should consider whether the purchase of the Policy is appropriate.

     Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of the Insured.

     Inquiries: If you need more information about buying a Policy or if you need Policy owner service (such as to change Policy information, to inquire into Policy values or to make a loan), please contact us at our Home Office:

   Pan-American Assurance Company
   Pan-American Life Center
   601 Poydras Street
   New Orleans, Louisiana 70130
   1-877-WEWILL-0 (1-877-929-4550)

     Reproposals: You can request that we prepare for you information on modifications to your Policy once it has been issued to you. These requests can be made to us at our Home Office directly by you or by your Registered Representative. We have reserved the right in the Policy to assess up to $100 to reimburse us for the costs associated with preparing such Reproposals. Such modifications would include changes in Death Benefit options, changes in Specified Amount and changes in premium amount. However, changes in allocations are not usually considered appropriate for re-proposal.

                                   EXPENSES

     There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. The charges and expenses are:

 Premium Expense Charges

     We deduct a Premium Expense Charge from each Premium payment that you make. Any portion of a payment which is applied to repay a loan will not be subject to a Premium Expense Charge. (See "Loans--Loan Repayment" below.) The Premium Expense Charge is 5.75% of each premium paid in all Policy Years.

     The Premium Expense Charge is to cover some of our costs incurred in selling the Policy and in issuing it, such as commissions, premium tax, Federal taxes and administrative costs.

 Monthly Deduction

     On the Policy Date and on each Monthly Anniversary Day thereafter, we make a Monthly Deduction from the Accumulated Value of your Policy. The Monthly Deduction will be taken on a pro-rata basis from the Separate Account Funds and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction is the sum of:

  1.    the Cost of Insurance Charge;

  2.    the Administrative Charge;

  3.    the Selection and Issue Charge; and

  4.    the cost for any Policy riders.

 The Cost of Insurance Charge

     This charge compensates us for insurance coverage provided for the month and certain other expenses. The cost of insurance is determined separately for the initial Specified Amount and for any subsequent increases.

     The cost of insurance for the Insured is calculated as (a), multiplied by the result of (b) minus (c), where:

  (a) is the cost of insurance rate as described in the Cost of Insurance Rates section;

  (b)    is the Insured's Death Benefit at the beginning of the Policy month;
         and

  (c) is the Accumulated Value at the beginning of the Policy month. For purposes of calculating the cost of insurance as discussed above, if you have elected Option 1 and you have made increases to your Specified Amount, then your Accumulated Value shall be considered first to be a part of the Specified Amount up to the initial Specified Amount. If your Accumulated Value exceeds the initial Specified Amount, it shall then be considered a part of additional Specified Amount resulting from increases in the order of the increases. We do this because we calculate the cost of insurance for the initial Specified Amount and each increase separately.

 Cost of Insurance Rates

     The monthly cost of insurance rate is based on the gender, attained age, Policy Year and rating class at issue or date of increase of the Insured. Attained age means age nearest birthday on the prior anniversary of the original amount of insurance or each increase, as applicable. We reserve the right to adjust the monthly cost of insurance rates uniformly by class based on changing expectations. However, the cost of insurance rates will not be greater than those shown in the Table of Guaranteed Maximum Insurance Rates shown in your Policy. The guaranteed cost of insurance rates are based on the gender distinct 1980 CSO Smoker or Nonsmoker Mortality Table, Age Nearest Birthday.

 Administrative Charge

     We assess an Administrative Charge which is five dollars ($5) per month. This charge compensates us for some of our administrative costs.

 Selection and Issue Charge

     The Selection and Issue Charge is assessed upon each $1,000 of Specified Amount and is applied separately to the initial Specified Amount and to each increase in Specified Amount. The charge is based upon the age at issue of the coverage segment, gender, rate class, the Specified Amount of the coverage segment, and Policy Year of the coverage segment. This charge compensates us for costs incurred in administering features of the Policy, underwriting costs, and certain administrative costs.

 Reproposals

     You may request that we prepare a reproposal. We have reserved the right to assess a fee up to $100 for the preparation of such reproposal.

 Extension of Maturity Date

     You will be assessed a $100 administration fee upon the Maturity Date, unless you elect not to extend your Maturity Date.

 Asset Charge

     We assess an Asset Charge as part of the daily calculation of the Accumulation Unit Value for each Separate Account Fund which is expressed on an annual basis as 0.75% of the Separate Account during the first 10 Policy Years, and 0.40% thereafter. The daily charge is 0.002055% during the first 10 Policy Years and 0.001096% thereafter. This charge compensates us for some of our administrative expenses and mortality risks.

 Rider Charges

     We charge separately for some of the riders that may be attached to the Policy. We deduct any cost of these riders for a Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day.

 Surrender Charges

     We will assess a charge against the Accumulated Value of the Policy if this Policy is surrendered within the Surrender Charge Period described in the "Access to Your Cash Surrender Value" section. This charge compensates us for certain sales and administrative expenses and financial risks. There is an example of how the Surrender Charges work in Appendix B to this Prospectus. The Surrender Charge is specific to your Policy and is shown on your Policy Schedule. The highest possible Surrender Charge that we would assess is for a 55 year old male smoker and it is $45.50 per $1,000 of Specified Amount.

     If there is an  increase  in the  Specified  Amount,  additional  Surrender
Charges will apply to the amount of the increase. These additional Surrender Charges apply for a Surrender Charge Period following the increase in Specified Amount which appears on the Policy contract amendment that places the increase in effect.

     If you make a Partial Surrender, a Partial Surrender Charge will be deducted from the Accumulated Value equal to the greater of: $25 or (a) multiplied by the ratio, not to exceed 1, of (b) minus (c), all divided by (d), where:

  (a)   is the Surrender Charge;

  (b) is the sum of the Partial Surrender amount and all previous Partial Surrenders;

  (c)   is the 50% Exclusion Percentage. See discussion below.

  (d)   is the Cash Surrender Value.

     This 50% Exclusion Percentage allows you to surrender or withdraw 50% of your Cash Surrender Value without a Surrender Charge. Only when a withdrawal will cause more than 50% of the Cash Surrender Value to have been taken out of the Policy will we assess a Surrender Charge. Every time a withdrawal or partial surrender is taken, we will look at all partial surrenders or withdrawals that have been taken to date to see if the 50% Exclusion Percentage has been exceeded. Until that 50% figure is reached, we will charge only $25 per surrender.

 Transfer Charge Expenses

     We reserve the right to assess a maximum transfer charge of $25.00 per transfer after the first twelve (12) transfers in any Policy Year have been made. This charge compensates us for some of the costs associated with processing a transfer.

     Pre-scheduled transfers, which include those made pursuant to the Dollar Cost Averaging Option, the Asset Rebalancing Option, and the Right to Examine Policy Period, as set forth in the "Transfers" section, will not count towards the limitation of twelve free transfers.

 Taxes

     We reserve the right to deduct any taxes levied by any governmental entity which, at our sole discretion, are determined to have resulted from the administration of the Policy.

 Separate Account Fund Expenses

     The annual expenses of the Separate Account Funds for the year ending December 31, 2001, below are based on the date provided by the respective Fund Groups. We have not independently verified such data. Future expenses may be greater or less than those shown.

                        INVESTMENT OPTION EXPENSES

  (as a percentage of the average daily net assets of an Investment Option for the most recent fiscal year, except as noted)



                                                                                      Reimbursements      Total Annual
                                             Management  +   12b-1  +   Other      -  (for certain    =   Portfolio
                                             Fees            Fees       Expenses      Portfolios)         Expenses
                                            -------------   -------   ------------    ---------------    --------------

MFS VARIABLE INSURANCE TRUST(1)
MFS Money Market Series                         .50%          --         .35%            .25%               .60%
MFS Investors Trust Series                      .75%         .25%        .15%            .01%              1.14%
MFS Total Return Series                         .75%         .25%        .14%            .01%              1.13%
MFS Emerging Growth Series                      .75%         .25%        .12%            .01%              1.11%
MFS Investors Growth Stock Series               .75%         .25%        .17%            .02%              1.15%
MFS Utilities Series                            .75%         .25%        .18%            .01%              1.17%

AMERICAN CENTURY INVESTMENT SERVICES, INC.
American Century VP Ultra Fund                 1.00%          --          --              --               1.00%
American Century VP Income & Growth Fund        .70%          --          --              --                .70%
American Century VP Value Fund                  .97%          --          --              --                .97%
American Century VP International Fund         1.26%          --          --              --               1.26%

INVESCO VARIABLE INVESTMENT FUNDS, INC.(2)
Invesco VIF - Dynamics Fund                     .75%          --         .33%             --               1.08%
Invesco VIF - Financial Services Fund           .75%          --         .32%             --               1.07%
Invesco VIF - Health Sciences Fund              .75%          --         .31%             --               1.06%
Invesco VIF - Small Company Growth Fund         .75%          --         .54%            .04%              1.25%
Invesco VIF - Technology Fund                   .75%          --         .32%             --               1.07%

JP MORGAN SERIES TRUST II(3)
Bond Portfolio                                  .30%          --         .45%             --                .75%
US Disciplined Equity Portfolio                 .35%          --         .50%             --                .85%
Mid-Cap Value Portfolio                         .70%          --         .92%            .62%              1.00%

FRANKLIN TEMPLETON INVESTMENTS, INC. (4)
Franklin Strategic Income Securities Fund-Class2.42%         .25%        .34%            .05%               .96%
Franklin US Government Fund-Class2              .51%         .25%        .02%             --                .78%
Franklin Income Securities Fund-Class2          .49%         .25%        .04%             --                .78%
Franklin Real Estate Fund-Class2                .56%         .25%        .03%             --                .84%
Franklin Small Cap Fund-Class2                  .53%         .25%        .31%            .08%              1.01%
Franklin Rising Dividend Securities Fund-Class2 .75%         .25%        .02%            .01%              1.01%
Franklin Growth & Income Fund-Class2            .48%         .25%        .03%             --                .76%
Templeton Foreign Securities Fund-Class2        .67%         .25%        .20%             --               1.12%
Templeton Growth Securities Fund-Class2         .81%         .25%        .06%             --               1.12%
Mutual Shares Securities Fund-Class2            .60%         .25%        .19%             --               1.04%
Mutual Discovery Securities Fund-Class2         .80%         .25%        .22%             --               1.27%

     (1) The MFS Money Market Series consists of initial class shares which do not contain 12b-1 fees, all other MFS series consist of service class shares. Each service class series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to suppor the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount o cash maintained by the series with its custodian and dividend-disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. 'Other Expenses' do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions not been taken into account, 'Total Annual Portfolio Expenses' would be higher, and for service class shares would be estimated to be: 0.61% for Money Market Series, 1.15% for Investors Trust Series, 1.14% for Total Return Series, 1.12% for Emerging Growth Series, 1.17% for Investors Growth Stock Series1, 1.18% for Utilities Series. "Other Expenses" are based on estimated amounts for the current fiscal year.

     (2) The Funds' actual 'Other Expenses' and 'Total Annual Portfolio Expenses' were reduced under an expense offset arrangement. Certain expenses of the Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Funds and INVESCO. This commitment may be changed at any time following consultation with the board of directors. Before absorption of these expenses, the Funds' 'Total Annual Portfolio Expenses' would have been as follows: 1.29% for INVESCO VIF - Small Company Growth. The other INVESCO funds had no such expense offsets.

     (3) Reflects an agreement by Morgan Guarantee Trust Company o New York, an affiliate of J.P. Morgan, to reimburse certain portfolios to the extent that certain expenses exceed a stated amount of the portfolios average daily net assets during fiscal year 2002. That stated amount is 0.62% for the Mid Cap Value Portfolio. The other J.P. Morgan funds had no such reimbursements.

     (4) The fund administration fee is paid indirectly through th management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, th Fund's Board of Trustees has set the current rate at 0.25% per year. For the Franklin Rising Dividend Securities Fund, the Franklin Small Cap Fund, th Franklin Strategic Income Securities Fund, and the Templeton Foreign Securities Fund, the manager has agreed in advance to reduce its fee to reflect reduce services resulting from the Fund's investment in a Franklin/Templeton money fund. This reduction is reduced by the Board and an order of the Securities an Exchange Commission
(SEC). For the Franklin Strategic Income Securities Fund the expense numbers are annualized (for the period of May 15, 2001, commencement of sales, to December 31, 2001).

                       THE VARIABLE LIFE INSURANCE POLICY

     The flexible premium adjustable variable life insurance policy ("Policy") is a contract between you, the Owner, and Pan-American Assurance Company ("Pan-American"), a life insurance company. The Policy provides for life insurance coverage on the person Insured and has Accumulated Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulated Value, to the extent invested in the Separate Account Funds, will increase or decrease depending upon the investment experience of those Separate Account Funds selected. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Separate Account Funds. To the extent you allocated Premium or Accumulated Value to the Separate Account, you bear the investment risk. If the Cash Surrender Value less any Indebtedness is insufficient to pay the Monthly Deductions, the Policy may terminate.

     Because the Policy is like traditional and universal life insurance, it provides a Death Benefit which will be paid to your named Beneficiary. Upon the death of the Insured, the Death Benefit, less any Indebtedness, is paid to your Beneficiary. The proceeds should be excludable from the gross income of the Beneficiary. The tax-free Death Benefit makes this an excellent way to accumulate money you do not think that you will use in your lifetime and is a tax-efficient way to provide for those you leave behind. If you need access to your Cash Surrender Value, you can borrow from the Policy or make a total or Partial Surrender.

     You should consult your Policy for a further understanding of its terms and conditions and for any state-specific provisions and variances that may apply to your Policy.

                                   PURCHASES

Payment of Premiums

     Premiums are the monies you give us to buy the Policy. The Minimum Initial Premium is the smallest initial Premium amount that you can submit to us. The Minimum Initial Premium is equal to one Minimum Monthly Premium as set forth in your Policy Schedule, with two Monthly Premiums required as initial premium for List Bills. The Policy will not take effect until it has been delivered and the Minimum Initial Premium has been paid prior to the death of the insured and prior to any change in health as shown in the application. The Minimum Initial Premium and all other Premiums are payable at our Home Office. Receipts will be furnished upon request.

     The Policy is a Flexible Premium Policy which allows you to make Premium payments in any amount and at any time, subject to making sufficient Premium payments to keep the Policy in force, and within certain legal limits necessary to maintain the policy as life insurance. Even though the Policy is flexible, when you apply for coverage, you can establish a schedule of Planned Premium Payments. The Planned Premium Payments are selected by you. Therefore, they will differ from Policy to Policy. You should consult your Registered Representative about your Planned Premium Payments. The amounts and frequency of Planned Premium Payments are shown in your Policy Schedule.

     The Planned Premium Payment amount and frequency is selected on the application. The frequency may be quarterly, semi-annually, or annually. A monthly frequency is available only through pre-authorized check or list bill (we will not bill you more than once every three months). Planned Premium Payments may be changed at any time, but we reserve the right to limit increases in Planned Premium Payments. You will be sent reminder notices for Planned Premium Payments. In the event Planned Premium Payments are not continued, insurance coverage under the Policy and any benefits provided by rider will be continued in force. Such coverage shall continue until your Cash Surrender Value is insufficient, as described in the Grace Period section, below.

     For any payment received which immediately increases the net amount at risk, we reserve the right to return the payment until the Insured receives underwriting approval from us. (Net amount at risk is equal to the difference between the Death Benefit and the Accumulated Value.) All Premium payments must be at least $25.

Allocation of Net Premiums

   We will allocate your initial Net Premium to your Policy on the later of the Policy Date or the Business Day following receipt of the Premium at our Home Office. The Policy has a provision called the Right to Examine Policy which allows you to cancel, for any reason, your Policy within 20 days (or the period required in your state) after the Policy is first received, or the Policy date, whichever is later. If you reside in a state that requires us to return to you your Premium payment, then all Premium payments will be directed into the Fixed Account during the Right to Examine Policy Period. In these cases, at the end of the Right to Examine Policy Period, the Accumulated Value will be reallocated in proportion to the Premium allocation instructions on record.

     Subsequent Net Premiums will be allocated according to the Premium allocation instructions on record, and you may change the Premium allocation instructions at any time by written notice in a form satisfactory to us at our Home Office. Premium allocation instructions must be at least one-percent (1%) and must be stated in whole percentages. Currently, each Policy can have only 25 Separate Account Funds which includes both active and historical. For example, if you initially chose the MFS Money Market Series but later transferred all of your Accumulated Value to another Separate Account Fund, the MFS Money Market Series would continue to be counted toward the 25. However, if you later elected to allocate premium or to transfer Accumulated Value to the MFS Money Market Series, it would still count as only one of your 25 fund allocations. There are currently no other restrictions, but we reserve the right to further limit availability of Separate Account Fund allocations as well as allocations to the Fixed Account.

Grace Period

   Your Policy will stay in effect as long as your Cash Surrender Value is considered to be sufficient. The Cash Surrender Value would be considered insufficient when the Cash Surrender Value less any Indebtedness on any Monthly Anniversary Day is not sufficient to cover the Monthly Deduction for the next month. If the Cash Surrender Value of your Policy is determined to be insufficient, we will mail you a notice. A Grace Period will be granted for the payment of a Premium sufficient to keep the Policy in force. The Grace Period will last 61 days from the Monthly Anniversary Day that the Cash Surrender Value became insufficient.


     Notice of the Premium payment required to keep your Policy in force will be mailed to your last known address. On each Monthly Anniversary Day, the Monthly Deduction is made. On any Monthly Anniversary Day when there is insufficient cash surrender value, a notice is produced and mailed as part of the normal processing routine. If such Premium payment is not made within the Grace Period, all coverage under your Policy will terminate without value at the end of the Grace Period. We will not accept less than the full amount as indicated in the notice we will mail to you. If a death occurs during the Grace Period, the proceeds paid will equal the Death Benefit at the start of the Grace Period, plus any applicable benefits provided by rider, less any Indebtedness and less overdue Monthly Deductions as of the date of death.

Insufficient Cash Surrender Value

     During the Minimum Premium Period (which is usually 5 years, but may be less in some states and may vary by Issue Age) the Cash Surrender Value should be sufficient to keep the Policy in force if A - B - C is equal to or exceeds (D x E), where:

  A    is the sum of the total Premiums paid to date:

  B    is all Partial Surrenders to date;

  C    is any Indebtedness;

  D is the Minimum Monthly Premium (which is set for each Policy at the time of issue and which is shown on your Policy Schedule); and

  E is the number of months since the Policy Date, including the current month.

     In this case, the Policy will remain in effect. If there is a change in riders or in Specified Amount during the Minimum Premium Period, the minimum Premiums will be recalculated.

     In other circumstances, when the Premium requirements are not met and if the Cash Surrender Value becomes insufficient, the Policy will terminate subject to the Grace Period section. Once the Policy is terminated there is no coverage unless we specifically approve reinstatement.

Reinstatement

     If your Policy terminates, as provided in the Grace Period section, it may be reinstated at any time within five years after the date of termination and prior to the Maturity Date. The reinstatement is subject to:

  . receipt of evidence of insurability of the Insured satisfactory to us to reinstate the base Policy; and

  . receipt of evidence of insurability of any person covered by any rider to reinstate the rider to the Policy; and

  . payment of a Premium sufficient to keep the Policy in force for two months; and

  .   payment or reinstatement of any Indebtedness against the Policy; and

  . reinstatement of the Surrender Charge that was in effect at the time of the lapse in the Policy.

     The payments made to reinstate the Policy will be allocated according to the last Premium allocation instructions on record. The effective date of the reinstatement shall be the Monthly Anniversary Day on which we resume assessing the Monthly Deduction. The Policy will not be allowed to be reinstated if it has been surrendered for its full Cash Surrender Value.

Right To Refund

     To receive the tax treatment accorded life insurance under Federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid which we determine will cause any coverage under the Policy to fail to qualify as life insurance under applicable tax law and any changes in applicable tax laws or will cause it to become a Modified Endowment Contract (MEC) as defined in the Internal Revenue Code. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine it is necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

     The Internal Revenue Code (Section 7702A) defines a MEC contract. You may desire that your Policy not be classified as a MEC. Certain premium payment patterns, as well as other actions, will cause a policy to be so classified as a MEC. If you have elected the Excess MEC Premium Refund Option, we will automatically refund a Premium payment that would make the Policy a MEC. If you have made this election, the Policy Schedule will show that the election is in effect. As long as your Policy is not classified as a MEC, you may elect this option at any time by notifying us. You may also cancel this option at any time by submitting a signed written notice to the Home Office in a format acceptable to us. There is no charge for this option. By offering this option we are not warranting that your Policy will not become a MEC. Premium payment patterns are not the only means by which a policy can become a MEC. Actions such as decreases in Specified Amount may cause a policy to become a MEC. This option is only intended as a means of automatically returning Premiums that were unintended. We will not examine unusual Premium payment patterns or modifications to your Policy for purposes of determining whether or not such actions will make your Policy a MEC. By offering this option, we are not providing any tax advice. You should consult your tax adviser for any questions regarding the status of your Policy as a MEC and before making any changes to your Policy or changing the pattern of your Premium payments.

     If you have not elected the Excess MEC Premium Refund Election, and subsequent Premium payments will cause your Policy to become a MEC, we will NOT notify you but will allocate your premium as directed. You should consult a tax adviser for assistance in understanding the tax consequences of your Policy being categorized as a MEC. (See "Taxes" below.)

             THE SEPARATE ACCOUNT AND SEPARATE ACCOUNT FUND CHOICES

     We have established a separate account, Pan-American Assurance Company Variable Life Separate Account A (Separate Account) to hold the assets that underlie the Policies.

     The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies or contracts we may issue.

     The Policy offers Separate Account Funds as the underlying investment choices for the Policy.

     You should read this prospectus and the accompanying prospectuses for the Separate Account Funds carefully before investing. Copies of these prospectuses will be sent to you with your Policy. Certain portfolios described in the Separate Account Fund prospectuses may not be available with your Policy. The Separate Account Fund prospectuses contain more complete information, including a description of the investment objective, policies, restrictions and risks of each Separate Account Fund. There can be no assurance that the investment objectives of these Separate Account Funds will be achieved.

     Shares of the Separate Account Funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which are not affiliated with us. Certain portfolios are also sold directly to Qualified Plans. The investment managers of the Separate Account Funds believe that offering their shares in this manner will not be disadvantageous to you.

     The investment objective and policies of certain Separate Account Funds are similar to the investment objectives and policies of other mutual funds that the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Separate Account Funds have the same advisers.

     We may enter into certain arrangements under which we are reimbursed by the Separate Account Funds' advisers, distributors, and/or affiliates for the administrative services which we provide to the Separate Account Funds.

     Below is a list of the Separate Account Funds by investment management company:

MFS Variable Insurance Trust

 Advised by MFS Management, Inc.
     MFS Money Market Series--Initial Class
     MFS Total Return Series--Service Class
     MFS Investors Trust Series--Service Class (growth with income) (formerly,
         MFS Growth with Income Series--Service Class)
     MFS Emerging Growth Series--Service Class
     MFS Investors Growth Stock Series--Service Class (formerly, MFS Growth
         Series--Service Class)
     MFS Utilities Series--Service Class

INVESCO Variable Investment Funds

 Advised by Invesco Funds Group, Inc.
     INVESCO VIF - Small Company Growth Fund
     INVESCO VIF - Technology Fund
     INVESCO VIF - Health Sciences Fund
     INVESCO VIF - Financial Services Fund
     INVESCO VIF - Dynamics Fund (mid cap growth)

J.P. Morgan Series Trust II

 Advised by J.P. Morgan Investment Management, Inc.
     J.P. Morgan Bond Portfolio
     J.P. Morgan U.S. Disciplined Equity Portfolio
     J.P. Morgan Mid-Cap Value Portfolio

American Century Variable Portfolios, Inc.

 Advised by American Century Investment Management, Inc.
     American Century VP Ultra Fund
     American Century VP Income & Growth Fund
     American Century VP Value Fund
     American Century VP International Fund

Franklin Templeton Variable Insurance Products Trust

 Advised by Franklin Advisers, Inc.
     Franklin Strategic Income Fund
     Franklin US Government Securities Fund
     Franklin Income Fund
     Franklin Real Estate Fund
     Franklin Small Cap Value Fund
     Franklin Rising Dividends Fund
     Franklin Growth and Income Fund

 Advised by Templeton Global Advisers Limited
     Templeton Foreign Securities Fund (formerly, Templeton International
        Securities Fund)
     Templeton Growth Fund

 Advised by Franklin Mutual Advisers, LLC
     Mutual Shares Fund
     Mutual Discovery Fund

Substitution and Limitations on Further Investments

     We may substitute one of the Separate Account Funds you have selected with another Separate Account Fund. We will not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Separate Account Fund. We will give you notice of our intention to do this.

Transfers

     You can make a transfer to or from the Separate Account Funds or to or from the Fixed Account by providing us with written notice on a form acceptable to us. We have the right to terminate or modify these transfer provisions. If your state requires us to return to you your Premium in the event you exercise the Right to Examine privilege, no transfer may be made before the end of the Right to Examine Policy Period.

   The following apply to any transfer:

  . We reserve the right to limit the total amount of transfers from the Fixed Account. However, you will always be allowed to transfer over the course of a Policy Year the greater of $500 or 25% of the Fixed Account value as of the beginning of the Policy Year.

  . We reserve the right to assess a maximum charge of $25 per transfer after the first twelve (12) transfers have been made in any Policy Year. If the charge is applicable, it will be deducted from the Separate Account Fund and from the Fixed Account from which the transfer is made on a pro-rata basis. If there are insufficient funds in those accounts, the charge will be deducted from the amount transferred. Pre-scheduled transfers will not be counted in determining the applicability of the Transfer Fee.

  . The minimum amount which you can transfer is $50 or your entire value in the Separate Account Funds or Fixed Account, if it is less.

  . The minimum amount you must leave in a Separate Account Fund, unless the entire amount is being transferred, is $100.

  . Your right to make transfers is subject to modification, if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of the other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to, or from, one or more of the Separate Account Funds and could include, but is not limited to:

    1.    the requirement of a minimum time period between each transfer;

    2. not accepting a transfer request from a party or parties acting on behalf of more than one Owner; or

    3. limiting the dollar amount that may be transferred between Separate Account Funds by an Owner at any one time.

     Transfers do not change the allocation instructions for future Premiums.

     The following are pre-scheduled transfers, and they do not count against the twelve free transaction limit noted above:

  1. at the end of the Right to Examine Policy Period to re-allocate your Accumulated Value in accordance with your premium allocation instructions on record;

  2.    pursuant to the Dollar Cost Averaging Option;

  3.    pursuant to the Asset Rebalancing Option.

Telephone Transfers

     You may elect to make transfers by telephone. To elect this option, you must do so in writing on a form acceptable to us and send it to our Home Office. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that all instructions communicated by telephone are genuine. We may tape record all telephone instructions.

Dollar Cost Averaging

     Dollar Cost Averaging allows you to systematically transfer a set amount each period you select from a source account to any of the Separate Account Funds or the Fixed Account but not the source account. By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one
particular   time,  you  may  be  less  susceptible  to  the  impact  of  market fluctuations.

     You must have at least $1,000 in the source account to start the program. You may select the Money Market Fund or the Fixed Account as the source account. Transfers will be done monthly, quarterly, semi-annually and annually on any date selected (1st to 28th of the month only) for any period you select. You may specify a fixed amount or a percentage to be transferred to one or more accounts.

     Dollar  Cost   Averaging  is  not  available   simultaneously   with  Asset
Rebalancing described below.

     It is not available during the Right to Examine Policy Period (see "Right to Examine Policy" above). You may terminate the program at any time. We reserve the right to change the terms of the program, or assess a fee for the program, at any time in the future.

Asset Rebalancing

     Rebalancing will be done monthly, quarterly, semiannually or annually on a date selected by you (1st through 28th of the month only). This feature automatically readjusts the Accumulated Value in the Separate Account Funds requested. The current Premium allocation election will determine the percentages for rebalancing the investment portfolios.

     Asset rebalancing is not available simultaneously with Dollar Cost Averaging. Asset Rebalancing is not available during the Right to Examine Policy Period. You may terminate the program at any time. We reserve the right to change the terms of the program, or to assess a fee for the program, at any time in the future.

Accumulation Unit Values

     The value of your Policy that is invested in the Separate Account Funds will go up or down depending upon the investment performance of the Separate Account Fund(s) you choose. In order to keep track of the value of your Policy allocated to the Separate Account, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

     Every Business Day we determine the value of an Accumulation Unit for each of the Separate Account Funds. The value of your contract is affected by the investment performance of the Separate Account Funds and the deduction of charges under the Policy. The value of an Accumulation Unit may go up without limit and down as far as zero.

     Initially, each Accumulation Unit Value for each account was arbitrarily set. Every Business Day, we determine the value of an Accumulation Unit for each of the Separate Account Funds by multiplying the Accumulation Unit Value for the previous period by a factor for the current period. The factor is determined by dividing the value of a Separate Account Fund share at the end of the current period (reflecting charges for taxes and credits for dividends) by the value of a Separate Account Fund share for the previous period and subtracting the Asset Charge.

     We credit and deduct amounts allocated to the Separate Account by increasing or decreasing the number of Accumulation Units. The number of Accumulation Units to be credited or deducted is determined by dividing:

  1. the dollar amount credited to or deducted from the particular Separate Account Fund; by

  2. the Accumulation Unit Value for the particular Separate Account Fund at the end of the Business Day during which the allocation is made.

     Accumulation Units are credited when Net Premiums are allocated or amounts are transferred into a Separate Account Fund. Accumulation Units are deducted when the Monthly Deduction or other charges are assessed or when amounts are partially surrendered or transferred out of a Separate Account Fund.

                                 FIXED ACCOUNT

     You may elect to allocate Net Premiums and Accumulated Values to our Fixed Account. The Fixed Account forms a portion of our General Account. We guarantee a minimum yield of 3 percent, compounded monthly. At our discretion, we may declare a higher crediting rate to be applied to the Fixed Account.

                                 DEATH BENEFIT

     The primary purpose of the Policy is to provide Death Benefit protection on the life of the Insured. While the Policy is in force, if the Insured dies, the Beneficiary will receive the Death Benefit less any Indebtedness.

     The amount of the Death Benefit depends upon:

  1.    the Specified Amount;

  2.    the Death Benefit Option in effect at the time of death;

  3. under some circumstances, the Policy's Accumulated Value or the Premiums paid less Partial Surrenders on the date of the Insured's death; and

  4.    under some circumstances, your Attained Age.

     The Policy provides two Death Benefit Options:

  1. Option 1; The Death Benefit is the Specified Amount and the Death Benefit remains level.

  2. Option 2; The Death Benefit at any time shall be equal to the Accumulated Value plus the Specified Amount.

     If the Death Benefit calculated above is less than the Accumulated Value multiplied by the applicable percentage set forth below, then the Death Benefit is increased to the Accumulated Value multiplied by the applicable percentage.

     The applicable percentage is a percentage that is based on the Attained Age of the Insured on the date that the Death Benefit is to be determined and is equal to the following:

Attained                  Corridor
  Age                    Percentage
--------                  ----------
0-40....................    250%
41......................    243%
42......................    236%
43......................    229%
44......................    222%
45......................    215%
46......................    209%
47......................    203%
48......................    197%
49......................    191%
50......................    185%
51......................    178%
52......................    171%
53......................    164%
54......................    157%
55......................    150%
56......................    146%
57......................    142%
58......................    138%
59......................    134%
60......................    130%
61......................    128%
62......................    126%
63......................    124%
64......................    122%
65......................    120%
66......................    119%
67......................    118%
68......................    117%
69......................    116%
70......................    115%
71......................    113%
72......................    111%
73......................    109%
74......................    107%
75-90...................    105%
91......................    104%
92......................    103%
93......................    102%
94......................    101%
95-100..................    100%

Change in Death Benefit Option

     After the first Policy Year, you may, by written request, change between Death Benefit Options 1 and 2, subject to the following:

  1. If the change is from Option 1 to Option 2, the Specified Amount after such change shall be equal to the Specified Amount prior to such change less the Accumulated Value on the date of change.

  2. If the change is from Option 2 to Option 1, the Specified Amount after such change shall be equal to the Specified Amount prior to such a change plus the Accumulated Value on the date of the change.

Change in Specified Amount

   After the first Policy Year, you may, by written request, change the Specified Amount of the Policy, subject to the following:

  1. In no event shall the Death Benefit be less than the percentage of the Policy's Accumulated Value as shown in your Policy.

  2.   Any decrease shall reduce insurance in the following order:

    .  against insurance provided by the most recent increase;

    .  against the next most recent increases successively; and

    .  against insurance provided under the original application.

  3. A charge will be made against the Accumulated Value if the decrease occurs during the first five (5) Policy Years or within five (5) years after an increase. The charge will be a portion of the Surrender Charge. The charge will apply to Surrender Charges for increases and the original amount of insurance in the same order as the reduction in insurance mentioned in (2) above. The remaining Surrender Charge will be equal to the previous Surrender Charge less the charge assessed because of the decrease. There may be a recalculation of the minimum premium as a result of the charge.

  4. The Specified Amount in effect after any requested decrease must be at least as large as the Minimum Specified Amount shown on your Policy Schedule.

  5. Any request for an increase must be applied for on a supplemental application. Such increase shall be subject to evidence of insurability satisfactory to us. An increase shall also be subject to the sufficiency of the Cash Surrender Value, less any Indebtedness, to cover the next Monthly Deduction. Any increase will become effective on the effective date shown on the Policy Schedule or the Policy contract amendment. For each increase in Specified Amount, there is a corresponding schedule of Surrender Charges which applies to that increase for a Surrender Charge Period stated in the Policy contract amendment.

     A decrease in Specified Amount reduces the Death Benefit, but may or may not reduce the Accumulated Value. A partial withdrawal (surrender) directly reduces the Accumulated Value and, in addition, reduces the Specified Amount for Option 1.

                                     TAXES

     Note: We have prepared the following information on Federal income taxes as a general discussion of the subject. It is not intended as tax advice. You should consult your tax adviser about your own circumstances. We have included an additional discussion regarding taxes under the section "More Information."

Life Insurance in General

     Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognizes the importance of such planning and provides special rules in the Internal Revenue Code (Code) for life insurance.

     Simply stated, these rules provide that you will not be taxed on the earnings on the Cash Surrender Value held in your life insurance Policy until you access your Cash Surrender Value. Beneficiaries generally are not taxed when they receive the death proceeds upon the death of the Insured. However, estate taxes may apply, and Qualified Plans are typically an exception to this.

Taking a Distribution from Your Policy

     You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. If your Policy is a MEC, any loans or surrenders from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these distributed earnings are included in taxable income.

     The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

  1.    paid on or after the taxpayer reaches age 591/2;

  2. paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

  3. in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

     If your Policy is not a MEC, any surrender proceeds will be treated first as a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as
Indebtedness under the Policy and not as a taxable distribution. See "Federal Tax Status" in the section "More Information" for more details including an explanation of whether your Policy is a MEC.

Diversification

     The Code provides that the underlying investments for a variable life Policy must satisfy certain diversification requirements in order for the Policy to be treated as a life insurance contract. We believe that the portfolios are being managed so as to comply with such requirements.

     Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us, would be considered the owner of the shares of the portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios from which owners may select without being considered the owner of the shares. If guidance from the Internal Revenue Service is provided which is considered a new position, the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the portfolios. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

                      ACCESS TO YOUR CASH SURRENDER VALUE

 Full Surrender

     You may make a full surrender of your Policy at any time during the lifetime of the Insured upon written request by you to us. The amount payable on surrender of the Policy is the Accumulated Value, less any Indebtedness, as of the close of business on the Business Day of surrender, less any Surrender Charge. The amount may be paid as a lump sum or under an elected optional Method of Settlement described below. We reserve the right to defer payments according to the "Suspension of Payments or Transfers" section described below. If the Policy is surrendered, coverage is terminated as of the date of surrender.

     You may make a Partial Surrender at any time after the first Policy Anniversary and during the lifetime of the Insured, by your request. There is no minimum Partial Surrender amount. The maximum surrender amount is an amount not to exceed the current Cash Surrender Value, less any Indebtedness. When you make a Partial Surrender, the amount of the Partial Surrender will be deducted from the Accumulated Value. The deduction will be made from the Separate Account Funds and the Fixed Account in proportion to your Accumulated Value in each account, unless you request that the deductions be made from specific Separate Account Funds. You are restricted to no more than two (2) Partial Surrenders in any Policy Year.

Effect of a Partial Surrender on Your Specified Amount

     Under Death Benefit Option 1 (as discussed in the Death Benefits section above), the Specified Amount will be reduced by the amount surrendered plus any Surrender Charge. The remaining Specified Amount must be at least equal to the Minimum Specified Amount shown on the Policy Schedule of the Contract. The Partial Surrender will reduce insurance in the same order as shown in the Change in the Specified Amount section for the decrease in Specified Amount. The Specified Amount is not reduced for Option 2.

                                     LOANS

     You may obtain a loan at any time after the first Policy Anniversary while your Policy is in force. There is no minimum loan amount. The amount of any loan with interest to the next Policy Anniversary may not exceed the Cash Surrender Value, less any Indebtedness, as of the date of the Policy loan. A loan will only be made upon the proper assignment of your Policy to us with the Policy as the sole security for the loan. If your total Indebtedness under the Policy exceeds the Cash Surrender Value, the Policy may terminate without value and, as a result, there may be Federal tax consequences.

Loan Interest (Charged)

     The loan interest rate charged is currently 8%. However, we reserve the right to adjust the rate charged if it would be tax advantageous to the majority of Policyholders to do so.

     Loan interest is due in arrears on each Policy Anniversary or when the loan is repaid, if earlier. If loan interest is not paid when due, that amount is added to your loan. We will make a transfer from the Separate Account and the Fixed Account into the Loan Account as collateral for the interest due. The amount transferred is the amount by which the interest due exceeds the interest that has been credited to the Loan Account. The transfer is made pro-rata from the Separate Account Funds and the Fixed Account based on your amounts in each of these accounts.

Loan Interest (Credited)

     We will credit interest to the Loan Account on a daily basis. There will be two credited rates. The standard portion of a loan will have a credited rate of 6%. The preferred portion will have a credited rate of 8%.

     In Policy Years 1 through 5, we will apply the standard rate to the entire Loan Account. In Policy Years 6 through 10, we will apply the preferred rate to the value in the Loan Account up to 10% of the Accumulated Value. For the amount in excess of 10% of the Accumulated Value, we will apply the standard rate. In Policy Years 11 and later, we will apply the preferred rate to the entire Loan Account.

Loan Repayment

     A loan may be repaid in full or in part at any time while the Policy is in force and the Insured is alive. When you repay part or all of a loan, we will transfer an amount equal to the amount you repay from the Loan Account to the Separate Account and Fixed Account based on the Premium allocation instructions on record.

     If you make a Premium payment which exceeds your Planned Premium Payment, and your Policy has an outstanding loan balance, the payment will be divided into two parts unless you instruct us to treat all or a different portion of the payment as a loan repayment. The portion of the payment equal to the Planned Premium Payment will be applied as a Premium payment. The portion of the payment in excess of the Planned Premium Payment will be applied toward the repayment of your loan.

Loans Involving a Policy That Was Exchanged

     If a Policy was purchased through an exchange of another policy and there was a loan outstanding at the time the policy was exchanged, we have procedures available to allow the new Policy to continue to have a loan. When the new Policy is applied for, we automatically deem the Option 2 death benefit to be requested and take out a withdrawal to repay the initial loan. The owner can, if he or she so desires, switch to Option 1 death benefit. Owners who exchange policies with outstanding loans should seek the advice of their registered representative or contact us.

                               OTHER INFORMATION

Pan-American

     Pan-American Assurance Company ("Pan-American" or the "Company"), 601 Poydras Street, P.O. Box 60219, New Orleans, LA 70130 was incorporated on May 18, 1981, under the laws of the state of Louisiana. Pan-American is licensed to do business in the District of Columbia, Puerto Rico, and all states except Alaska, Idaho, Iowa, Maine, Massachusetts, New Hampshire, New York, Rhode Island, South Dakota, Vermont, and Wyoming.

Riders

     There are a number of riders that are available in conjunction with the Policy. Some riders may not be available in your state. Ask your Registered Representative for information on availability. While all riders are available at any time, you may be subject to additional underwriting and issue requirements if you request a rider at other than the time you apply for the Policy.

     Terminal Illness Accelerated Benefit Rider. If the Insured is terminally ill, and you have elected the Terminal Illness Accelerated Benefit rider, we will pre-pay a portion of the Death Benefit. You can only elect to have a distribution made one time under the rider. There is no monthly charge for this rider, but there is a charge upon acceleration.

     You can choose an amount which is equal to the lesser of $250,000 or 50% of the then determined Death Benefit, less any outstanding Indebtedness. This Benefit is paid to the Owner in a lump sum or under one of the Settlement Options described below.

     The amount of the Terminal Illness Accelerated Benefit is accumulated at a floating interest rate and is deducted from the Death Benefit paid and the amount available for loans and withdrawals.

     The receipt of a Terminal Illness Accelerated Benefit amount may adversely affect the recipient's eligibility for Medicaid or other governmental benefits or entitlements.

     The  reference  to  "Eligible  Death  Benefit"  in  the  Terminal   Illness
Accelerated Benefit Rider has the same meaning as the term "Death Benefit" as used in this prospectus.

     Additional Insured Rider. You can elect term insurance on the life of the insured or another insured. If you have elected this rider, we will pay the Additional Insured Amount upon proof that the additional insured died during the term period. The proceeds will be paid to the beneficiary of the rider. There is a charge for this rider shown on your Policy Schedule.

     Dependent Children Insurance Rider. You can elect term insurance on your dependent children. We will pay the dependent child's benefit upon proof that a dependent child died before the dependent child's 25th birthday and termination of the rider. The benefit is reduced for younger ages, as described in the rider. There is a charge for this rider shown on your Policy Schedule.

     Disability Benefit Payment Rider. If you elect this rider we will provide one of the following after the Insured's total disability has continued for 6 consecutive months and a claim for total disability has been approved by us.

  1. If total disability starts before age 60, we will credit the disability benefit amount to the value of the Policy on each Monthly Anniversary Day, as shown on your Policy Schedule, while total disability continues.

  2. If total disability starts on or after age 60 but before age 65, we will credit the disability benefit amount to the value of the Policy on each Monthly Anniversary Day prior to age 70 while total disability continues.

     There is a charge for this rider shown on your Policy Schedule. The Disability Benefit Payment Rider is not available simultaneously with the

Waiver of Monthly Deductions Rider.

     Guaranteed Insurability Rider. If you elect this rider, we will allow you to increase the Specified Amount in your Policy, subject to the terms of the rider. No evidence of insurability will be required. There is a charge for this rider shown on your Policy Schedule.

     Waiver of Monthly Deductions Rider. If you elect this rider we will provide one of the following after the Insured's total disability has continued for 6 consecutive months and a claim for total disability has been approved by us.

  1. If total disability starts on or before age 60, we will waive the monthly deductions while total disability continues.

  2. If total disability starts after age 60 but before age 65, we will waive the monthly deductions on each Monthly Anniversary Day prior to age 70 while total disability continues.

     There is a charge for this rider shown on your Policy Schedule. The Waiver of Monthly Deductions Rider is not available simultaneously with the Disability Benefit Payment Rider.

Paid-Up Insurance

     At any time after the Right to Examine Policy Period, the Owner may request that the Policy be converted into reduced paid-up insurance. Once the Policy is converted, there is no further investment in the Separate Account. The election of paid-up insurance is a permanent one. The paid-up insurance is payable on the same conditions as the Insured's Death Benefit, but for a reduced amount. The reduced amount is the amount the Cash Surrender Value, less any Indebtedness, will buy as a single Premium Policy at the attained age of the Insured. The Cash Surrender Value of the paid-up insurance is based on the gender distinct 1980 CSO Smoker or Nonsmoker Mortality Table, Age Nearest Birthday, and interest at 3%.

Optional Methods of Settlement

     Any proceeds payable under the Policy will be paid in one sum unless otherwise elected. The following Settlement Options are available. Settlement Options are only available out of our General Account.

  1.   Proceeds left at interest;

  2.   Payments for a Fixed Period;

  3.   Payments for a Fixed Amount;

  4.   Life Income Payments.

General Policy Provisions

     The Policy contains a number of other Policy provisions. We have described some but not all of them below. For more detail, refer to your Policy or ask your representative.

     Age and Gender. If there is a misstatement of age or gender of the Insured or any person insured by rider, the amount of the Death Benefit shall be that which would be purchased by the most recent cost of insurance at the correct age or gender.

     Suicide. Suicide of the Insured, while sane or insane, within two years of issuance of the Policy, is not covered by the Policy. The total liability shall be the premiums paid prior to death, less any Indebtedness, less any prior Partial Surrenders.

     If the Insured commits suicide while sane or insane within two years of issuance of any increase on insurance or any reinstatement, the total liability shall be the cost of insurance of the increased coverage, or the cost of insurance from the date of reinstatement to the date of death.

     Contestability. We can challenge the validity of your Policy for two years from the Effective Date of coverage based on any misrepresentation made in your application to us. We can challenge an increase in benefits requiring evidence of insurability for two years from the date of the increase. We can challenge a reinstatement of the Policy until that reinstatement has been in force for two years from its Effective Date.

     Any increase in coverage or addition of a rider effective after the Policy Date shall, in the absence of fraud, be incontestable only after such increase or addition has been in force during the lifetime of the Insured for two years from the issuance of such increase or addition.

     Any reinstatement shall, in the absence of fraud, be incontestable only after having been in force during the lifetime of the Insured for two years after the issuance of the reinstatement.

     Any contest of an increase in coverage or a reinstatement will be based on the application for increase or reinstatement.

     Extended Maturity Date. Policyholders are assumed to have made an election to defer payment of proceeds at the Maturity Date. At any time, you may change this election by completing the appropriate form.

     With this election, you will be assessed a $100 administrative fee at the Maturity Date. Upon assessment of this fee, the Death Benefit is continued. If the Policy is Death Benefit Option 2, we will change it to Death Benefit Option
1. If the Adjustable Insurance Rider (currently not available) is attached to the Policy for the Insured, the Specified Amount will increase by the Adjustable Insurance Amount on the Insured. All other riders will lapse; this includes any Additional Insurance Rider coverages on the Insured and other insureds as well as any Adjustable Insurance Rider coverages on other insureds. No further premiums are accepted and we will make no further deductions. Further, we reserve the right to transfer all of the Accumulated Value into the Fixed Account, restricting access to the Separate Account. Policy loans and Partial Surrenders are available. There may be state-specific variations.

Termination

     All coverage under the Policy shall terminate when any one of the following events occurs:

  . You request that coverage terminate.

  . The Insured dies.

  . The Policy matures.

  .   The Grace Period ends.

  . The Policy is surrendered.

Distributors

     The Policy is sold by licensed insurance agents, where the Policy may be lawfully sold, who are Registered Representatives of broker-dealers which are registered under the Securities Act of 1934 and are members of the National Association of Securities Dealers, Inc.

     Pan-American Financial Services, Inc. serves as the distributor for the Policies. Pan-American Financial Services, Inc. is located at Pan-American Life Center, 601 Poydras Street, New Orleans, LA 70130. Registered Representatives will be paid commissions upon the sale of the Policy.

Suspension of Payments or Transfers

     We may be required to suspend or postpone any payments or transfers involving a Separate Account Fund when:

  1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

  2.    trading on the New York Stock Exchange is restricted;

  3. an emergency exists as a result of which disposal of shares of the Separate Account Funds is not reasonably practicable or Pan-American cannot reasonably value the shares of the Separate Account Funds; or

  4. the Securities and Exchange Commission, by order, so permits for the protection of Owners.

     We may defer the portion of any transfer, amount payable or surrender, or Policy loan from the Fixed Account for not more than six months.

Ownership

     Control of Policy. The Owner shall be as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record with us, all rights, options, and privileges belong to:

  1.    you, if living; otherwise

  2.    any contingent Owner or Owners, if living; otherwise

  3.    the Insured.

     We reserve the right to require the Policy for endorsement of any assignment, loan, change of Beneficiary or ownership designation, surrender, amendment or modification.

     Consistent with the terms of the Beneficiary designation and any assignment during the Insured's lifetime, you may:

  1.    assign or surrender your Policy;

  2.    make or repay a loan;

  3.    amend or modify your Policy with our consent; and

  4. exercise any right, receive any benefit, and enjoy any privilege provided in the Policy.

     If the Policy is owned jointly by two or more parties, all transactions require the signature, consent or other necessary requirements of all such parties. However, telephone transfers and Premium allocation instructions will be accepted from any Owner unless otherwise directed.

     Assignment. An assignment will be accepted by us only if it is made in writing and filed with us at our Home Office. Assignments may require that the form be executed before a notary, according to our then current processing standards. Assignments require the consent of any irrevocable Beneficiaries and all existing assignees.


Beneficiary

     Designation. The application contains the Beneficiary(ies) and their designated class. Any payments made to the Beneficiary(ies) will be made according to their class. When there is more than one Beneficiary of the same class, payments will be shared equally among them unless otherwise stated.

     Death of a Beneficiary. If a Beneficiary dies before the Insured, the payments will be made to:

  1.   any Beneficiary(ies) of that class, if living; otherwise

  2.   any Beneficiary(ies) of the next class, if living; otherwise

  3.   the Owner, if living; otherwise

  4.   any contingent Owner or Owners, if living otherwise

  5.   the estate of the last Owner to die.

     If a Beneficiary dies within 15 days after the Insured but before proof of the Insured's death is received by us, payments will be made as though the Beneficiary had died before the Insured.

     Change of Beneficiary. You may change any Beneficiary at any time during the Insured's lifetime unless otherwise provided in the previous designation. The new designation must be made by a signed notice in satisfactory form to our Home Office. The change will take effect on the date the notice was signed subject to any action taken by us before recording the change.

                        EXECUTIVE OFFICERS AND DIRECTORS

                                     Position(s)
                                     Held With
                                     Pan-        Principal Occupations During
 Name and Address                Age American    Past Five Years
 ----------------                --- ----------- ----------------------------
 George Frank Purvis, Jr........ 87  Senior      President-Chairman Emeritus,
 Pan-American Assurance Company      Vice        Pan-American Life Insurance
 Pan-American Life Center            President   Company From 2/80-1/99;
 Executive Office, 28th Floor                    Chairman, Chief Executive
 601 Poydras Street                              Officer, Pan-American Life
 New Orleans, Louisiana 70130                    Life Insurance Company from
                                                 1974-1980

 Jan Sheridan Jobe.............. 51  President,  Director, President, Chief
 Pan-American Life Center            Chief       Executive Officer, Pan-
 Executive Office, 28th Floor        Executive   American Life Insurance
 601 Poydras Street                  Officer     Company from 8/99-present;
 New Orleans, Louisiana 70130                    Director, President, Chief
                                                 Operating Officer, Pan-American
                                                 Life Insurance Company from
                                                 1/99-8/99; President, Principal
                                                 International, Principal
                                                 Financial Group from 1990-
                                                 1/99; Vice President of Group
                                                 and Pension Sales, Principal
                                                 Financial Group from 1980- 1990

 Luis Isidro Ingles, Jr......... 59  Vice        Senior Vice President,
 Pan-American Assurance Company      President,  Investments and Treasurer,
 Pan-American Life Center            Investments Pan-American Life Insurance
 Executive Office, 28th Floor        and         Company from 1993-present
 601 Poydras Street                  Treasurer   Vice President, Securities,
 New Orleans, Louisiana 70130                    Pan-American Life Insurance
                                                 Company from 1980-1993;
                                                 Second Vice President,
                                                 Securities,
                                                 Pan-American Life Insurance
                                                 Company from 1975-1980

 Peggy Boudreaux Scott.......... 50  Vice        Senior Vice President, Chief
 Pan-American Assurance Company      President,  Financial Officer, Pan-
 Pan-American Life Center            Chief       American Assurance Company
 Executive Office, 28th Floor        Financial   from 8/99-present; Executive
 601 Poydras Street                  Officer     Vice President and Chief
 New Orleans, Louisiana 70130                    Financial Officer, Norvant
                                                 Health, Inc.,
                                                 Winston-Salem, NC; Board of
                                                 Directors, Partners National
                                                 Health Plan, Winston-Salem,
                                                 NC; Board of Directors,
                                                 Medical Diagnostic Services,
                                                 Inc., Baton Rouge, LA from
                                                 1989-1998

 William Thiel Steen............ 51  Vice        Senior Vice President,
 Pan-American Assurance Company      President,  General Counsel and Corporate
 Pan-American Life Center            General     Secretary, Pan-American Life
 Corporate Legal, 12th Floor         Counsel and Insurance Company from 8/96-
 601 Poydras Street                  Corporate   present; Vice President,
 New Orleans, Louisiana 70130        Secretary   Associate General Counsel,
                                                 Pan-American Life Insurance
                                                 Company from 1993-1996;
                                                 Second Vice President,
                                                 Associate General Counsel,
                                                 Taxation,
                                                 Pan-American Life Insurance
                                                 Company from 1983-1993

 Edward James Ray III........... 55  Vice        Senior Vice President,
 Pan-American Assurance Company      President,  Operations and Chief
 Pan-American Life Center            Operations  Actuary, Pan-American Life
 Executive Office, 14th Floor        and Chief   Insurance Company from 4/99-
 601 Poydras Street                  Actuary     present; Senior Vice
 New Orleans, Louisiana 70130                    President, Technical
                                                 Services, Pan-American Life
                                                 Insurance Company from 1994-
                                                 1999; Vice President,
                                                 Actuary, Pan-American Life
                                                 Insurance Company from 1978-
                                                 1994

 Andrew Mark Erman.............. 32  Vice        Vice President and Actuary,
 Pan-American Assurance Company      President   Pan-American Life Insurance
 Pan-American Life Center            and         Company from 8/00-present;
 Entrepreneurial Team, 12th          Actuary     Director, ING from 6/96-8/00
 Floor
 601 Poydras Street
 New Orleans, Louisiana 70130

Voting

     Pursuant to our view of present applicable law, we will vote the shares of the Separate Account Funds at special meetings of shareholders in accordance with instructions received from all Owners having a voting interest. We will vote shares for which we have not received instructions and any shares that are ours in the same proportion as the shares for which we have received instructions.

     If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of the Act changes so as to permit us to vote the shares in our own right, we may elect to do so.

Disregard of Voting Instructions

     We may, when required to do so by state insurance authorities, vote shares of the Separate Account Funds without regard to instructions from Owners. We will do this if such instructions would require the shares to be voted to cause a Separate Account Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Separate Account Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Separate Account Funds, if such disapproval:

  1. is reasonable and is based on a good faith determination by us that the change would violate state or Federal law;

  2. results from a change which would not be consistent with the investment objectives of the Separate Account Fund; or

  3. varies from the general quality and nature of investments and investment techniques used by others with similar investment objectives underlying other variable contracts offered by us or of an affiliated company.

   In the event we do disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to Owners.

Legal Opinions

     Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut and Fort Lauderdale, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.

Federal Tax Status

     Note: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations.

     Introduction. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.

     We are taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

     Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies, such as these Policies, will meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

     On March 2, 1989, the Treasury  Department issued regulations  (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment. The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer." We intend that each portfolio underlying the Policies will be managed by the investment managers in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the Separate Account.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively, resulting in you being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

     Tax Treatment of the Policy. The Policy has been designed to comply with the definition of "life insurance" contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, we have relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a policy issued on a substandard risk basis and thus it is even less clear whether a policy issued on such basis would meet the requirements of Section 7702 of the Code.

     While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy.

     Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a Modified Endowment Contract (MEC). (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the Death Benefit thereunder is generally excludable from the gross income of the Beneficiary subject to the provisions of Section 101(a) of the Code; however, Qualified Plans are typically an exception to this. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value under a Policy, including increments thereon, until there is a distribution of such amounts.

   Federal, state and local, estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or a part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation-skipping transfer tax may be owed.

   Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under the policy at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

     Furthermore, any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the policy will not cause the policy to be treated as a MEC if no additional premiums are paid.

     Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

   If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% Federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his Beneficiary.

   If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution may, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

   Any loans from a Policy which is not classified as a MEC will be treated as Indebtedness of the owner and not a distribution. Upon complete surrender or lapse of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

     Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, Policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

     Policy Owners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

     Tax Treatment of Settlement Options. Under the Code, a portion of the settlement option payments which are in excess of the death benefit proceeds are included in the beneficiary's taxable income. Under a settlement option payable for the lifetime of the beneficiary, the death benefit proceeds are divided by the beneficiary's life expectancy and proceeds received in excess of these prorated amounts are included in taxable income. The value of the death benefit proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed payment or fixed period option, the death benefit proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.

     Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

     Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of your Policy.

     Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

     Income Tax Withholding. All distributions or the portion thereof which is includable in gross income of the Owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld.

     You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

     Business Use. Businesses can use the Policies in various arrangements including non-qualified deferred compensation plans, split dollar insurance plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     State Law. State regulations require that the Policy Owner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

Reports to Owners

     We will at a minimum send to each Owner semi-annual and annual reports of the Separate Account Funds. Following each Policy Anniversary, an annual statement will be sent to each Owner. We may elect to send these more often. The statement will show:

  1. the current amount of Death Benefit payable under the Policy;

  2. the current Accumulated Value;

  3. the current Cash Surrender Value;

  4. current Loans; and

  5. all transactions previously confirmed.

     The statement will also show Premiums paid and all charges deducted during the Policy Year.

     At the present time, it is our intent to provide you each month at the time we deduct the monthly deduction a statement showing you certain information about your Policy. In the future we may send you this statement less frequently.

     Confirmations will be mailed to Owners within seven days of the transaction of:

  .the receipt of Premium;

  .any transfer to or from any of the Separate Account Funds;

  .any loan, interest repayment, or loan repayment;

  .any surrender;

  .exercise of the Right to Examine Policy privilege; and

  .payment of the Death Benefit under the Policy.

Upon request you are entitled to a receipt of Premium payment.

Legal Proceedings

     There are no legal proceedings to which the Separate Account or the Distributor are a party or to which the assets of the Separate Accounts are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

Experts

     The statutory basis financial statements of Pan-American Assurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, included in this Prospectus, which is part of the registration statement, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, which report expresses an unqualified opinion with respect to the presentation of such statutory-basis financial statements in accordance with the accounting basis prescribed or permitted by the Insurance Department of the State of Louisiana, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America, and also states that such statutory-basis financial statements are not presented fairly in accordance with accounting principles generally accepted in the United States of America, and are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.


     Actuarial  matters  included in the Prospectus have been examined by Andrew
M. Erman, FSA, MAAA, Vice President and Actuary of the Company, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

     Our financial statements included herein should be considered only as bearing upon our ability to meet our obligations under the Policies.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pan-American Assurance Company
New Orleans, Louisiana

   We have audited the accompanying statements of admitted assets, liabilities, capital and surplus--statutory basis of Pan-American Assurance Company (the "Company") (a wholly-owned subsidiary of Pan-American Life Insurance Company) as of December 31, 2001 and 2000, and the related statements of operations-- statutory basis, changes in capital and surplus--statutory basis, and cash flows--statutory basis for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 1 to the financial statements, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Louisiana, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Pan-American Assurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

   In our opinion, such financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of Pan-American Assurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

Deloitte & Touche LLP
New Orleans, Louisiana

April 19, 2002

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

  STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS (Statutory-
                                     Basis)
                     Years Ended December 31, 2001 and 2000

                                                        2001          2000
                                                    ------------  ------------
                  ADMITTED ASSETS

Cash and invested assets:
  Securities with fixed maturities (fair value of
   approximately $10,856,000 and $10,837,000 in
   2001 and 2000, respectively).................... $ 10,443,916  $ 10,539,858
  Cash and short-term investments..................       25,021     1,932,781
                                                    ------------  ------------
    Total cash and invested assets.................   10,468,937    12,472,639
Investment income due and accrued..................      150,858       152,769
Receivable from parent, subsidiaries and
 affiliates........................................    7,102,455       279,589
Deposit clearing...................................      859,676       419,717
Guaranty fund assessment...........................       77,882       171,645
Commissions and expense allowances due from
 affiliate on reinsurance ceded....................      384,974           --
Amounts recoverable from others....................        5,364         4,885
                                                    ------------  ------------
                                                    $ 19,050,146  $ 13,501,244
                                                    ============  ============

         LIABILITIES, CAPITAL AND SURPLUS

Life insurance policy reserves..................... $    956,931  $    908,153
Liability for supplementary contracts without life
 contingencies.....................................    2,023,298     1,808,825
Contract deposit funds.............................      584,782       459,880
Asset valuation reserve (AVR)......................       40,610        46,003
Interest maintenance reserve (IMR).................        6,993        10,421
Borrowed money--payable to parent..................    2,824,313           --
Other liabilities and accrued expenses.............    2,200,495       268,235
                                                    ------------  ------------
    Total liabilities..............................    8,637,422     3,501,517
                                                    ------------  ------------

Commitments and contingencies......................          --            --

Capital and surplus:
  Common stock, $10 par value; 250,000 shares
   authorized and outstanding in 2001 and 2000.....    2,500,000     2,500,000
  Contributed surplus..............................   19,337,413    19,087,413
  Unassigned deficit...............................  (11,424,689)  (11,587,686)
                                                    ------------  ------------
    Total capital and surplus......................   10,412,724     9,999,727
                                                    ------------  ------------
                                                    $ 19,050,146  $ 13,501,244
                                                    ============  ============


               See notes to financial statements-statutory basis.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

                   STATEMENTS OF OPERATIONS (Statutory-Basis)
                  Years Ended December 31, 2001, 2000 and 1999

                                          2001          2000          1999
                                      ------------  ------------  ------------
Income:
  Premium income..................... $ 73,172,332  $ 67,943,702  $ 68,218,261
  Less: Reinsurance ceded............  (73,159,326)  (67,933,283)  (68,198,896)
                                      ------------  ------------  ------------
                                            13,006        10,419        19,365

  Commissions and expense allowances
   on reinsurance ceded..............   16,372,401    16,743,178    16,870,120
  Supplementary contracts with life
   contingencies.....................       31,962           --            --
  Supplementary contracts without
   life contingencies................          --            --        722,009
  Net investment income..............      864,112       741,821       793,824
  Amortization of interest
   maintenance reserve...............        2,752         2,597         2,779
                                      ------------  ------------  ------------
                                        17,284,233    17,498,015    18,408,097
                                      ------------  ------------  ------------
Policy benefits and expenses:
  Payments on supplementary contracts
   with life contingencies...........       46,850        49,437        50,807
  Payments on supplementary contracts
   without life contingencies........          --        241,916       779,911
  Interest on policy funds...........      122,896        85,593        89,892
  Change in policy reserves..........      356,789       (27,205)       69,062
  (Decrease) increase in reserve for
   supplementary contracts without
   life contingencies................          --       (164,719)      117,710
  Commissions........................   10,099,587     9,916,621     9,787,144
  General insurance expenses.........    6,359,151     6,834,848     7,088,045
  Insurance taxes, licenses and
   fees..............................      193,603       139,443       140,956
  Miscellaneous (income) expense.....     (204,942)       20,500        75,000
                                      ------------  ------------  ------------
                                        16,973,934    17,096,434    18,198,527
                                      ------------  ------------  ------------
Gain from operations before income
 tax expense.........................      310,299       401,581       209,570
Income tax expense...................      107,689       139,644        70,076
                                      ------------  ------------  ------------
Net income........................... $    202,610  $    261,937  $    139,494
                                      ============  ============  ============


               See notes to financial statements-statutory basis.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS (Statutory-Basis)
                  Years Ended December 31, 2001, 2000 and 1999

                                            2001         2000        1999
                                         -----------  ----------  -----------
Balance at beginning of year............ $ 9,999,727  $9,425,665  $ 9,541,509
Net income..............................     202,610     261,937      139,494
Change in nonadmitted assets............     (48,269)    318,005     (260,446)
Change in asset valuation reserve.......       5,393      (5,880)       5,108
Cumulative effect of change in
 accounting principles--NAIC
 Codification...........................       3,214         --           --
Change in deferred income taxes.........          49         --           --
Paid-in capital.........................     250,000         --     1,000,000
Dividends to stockholders...............         --          --    (1,000,000)
                                         -----------  ----------  -----------
Balance at end of year.................. $10,412,724  $9,999,727  $ 9,425,665
                                         ===========  ==========  ===========





               See notes to financial statements-statutory basis.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

                   STATEMENTS OF CASH FLOWS (Statutory-Basis)
                  Years Ended December 31, 2001, 2000 and 1999

                                           2001          2000          1999
                                       ------------  ------------  ------------
CASH FROM OPERATIONS:
  Life insurance premiums income.....  $ 73,172,332  $ 67,943,702  $ 68,218,261
  Supplementary contracts without
   life contingencies................           --            --        722,009
  Supplementary contracts with life
   contingencies.....................        31,962           --            --
  Commissions and expense allowances
   received on reinsurance ceded.....    16,372,401    17,405,571    16,870,120
  Investment income received.........       865,668       778,878       731,750
                                       ------------  ------------  ------------
    Total cash received from
     operations......................    90,442,363    86,128,151    86,542,140
                                       ------------  ------------  ------------
  Policyholder benefits and
   surrenders paid...................      (169,746)     (375,729)     (931,763)
  Reinsurance premiums ceded.........   (73,159,326)  (67,933,283)  (68,198,896)
  Commissions, general insurance
   expenses, taxes, licenses and fees
   paid..............................   (16,267,366)  (17,553,305)  (17,016,145)
  Income tax paid....................      (104,063)          --         (2,300)
  Other..............................      (172,510)   (2,035,252)    1,478,432
                                       ------------  ------------  ------------
    Total cash paid from operations..   (89,873,011)  (87,897,569)  (84,670,672)
                                       ------------  ------------  ------------
    Net cash from operations.........       569,352    (1,769,418)    1,871,468
                                       ------------  ------------  ------------
CASH FROM INVESTMENTS:
  Proceeds from securities sold and
   matured...........................       639,583     2,676,529     1,803,929
  Cost of securities acquired........      (538,777)   (5,466,727)   (1,753,114)
                                       ------------  ------------  ------------
    Net cash from investments........       100,806    (2,790,198)       50,815
                                       ------------  ------------  ------------
CASH FROM FINANCING AND MISCELLANEOUS
 SOURCES:
  Paid-in capital....................       250,000           --      1,000,000
  Dividends to stockholders..........           --            --     (1,000,000)
  Borrowed money--payable to parent..     2,824,313           --            --
  Receivable from parent,
   subsidiaries and affiliate........    (6,822,866)          --            --
  Deposits on deposit-type
   contracts.........................       614,653           --            --
  Withdrawals on deposit-type
   contracts.........................      (614,795)          --            --
  Other..............................     1,170,777           --            --
                                       ------------  ------------  ------------
    Net cash from financing and
     miscellaneous sources...........    (2,577,918)          --            --
                                       ------------  ------------  ------------
NET (DECREASE) INCREASE IN CASH AND
 SHORT-TERM INVESTMENTS..............    (1,907,760)   (4,559,616)    1,922,283
CASH AND SHORT-TERM INVESTMENTS AT
 BEGINNING OF YEAR...................     1,932,781     6,492,397     4,570,114
                                       ------------  ------------  ------------
CASH AND SHORT-TERM INVESTMENTS AT
 END OF YEAR.........................  $     25,021  $  1,932,781  $  6,492,397
                                       ============  ============  ============

               See notes to financial statements-statutory basis.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A WHOLLY-OWNED SUBSIDIARY OF PAN-AMERICAN LIFE INSURANCE COMPANY)

                NOTES TO FINANCIAL STATEMENTS (STATUTORY-BASIS)
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ownership and Business--Pan-American Assurance Company (the "Company") is wholly-owned by Pan-American Life Insurance Company (PALIC) which sells or markets interest sensitive/universal life insurance policies. The Company and PALIC have entered into a reinsurance agreement whereby substantially all of the business written by the Company is automatically ceded to PALIC.

   The Company is authorized to sell life products in 39 states, the District of Columbia and Puerto Rico. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for statutory direct premiums and deposits by the Company were Louisiana, California, Florida, Texas and Illinois for the year ended December 31, 2001. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company. The Company distributes its products primarily using general agents and brokers.

   Basis of Presentation--The Company's statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Louisiana. The State of Louisiana has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices, effective January 1, 2001. In addition, the Commissioner of the Louisiana Insurance Department has the right to permit other specific practices that may deviate from prescribed practices.

   Accounting practices and procedures of the NAIC as prescribed or permitted by the insurance department of the applicable states of domicile comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences are as follows:

     a. Investments in bonds are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities;

     b. Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits;

     c. Prior to January 1, 2001, a federal income tax provision was made only on a current basis for statutory accounting, while under GAAP, a provision was also made for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. Subsequent to January 1, 2001, NAIC SAP requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets";

     d. Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in reserve on account of change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations;

     e. Asset valuation reserves (AVR) and interest maintenance reserves
  (IMR) are established in the statutory financial statements;

                        PAN-AMERICAN ASSURANCE COMPANY
      (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

         NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                 Years Ended December 31, 2001, 2000 and 1999


     f. Assets are reported under NAIC SAP at "admitted-asset" value and "non-admitted" assets are excluded through a charge against surplus, while under GAAP, "non-admitted assets" are reinstated to the balance sheet, net of any valuation allowance;

     g. Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities;

     h. Reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset;

     i. Comprehensive income and its components are not presented in the statutory financial statements;

     j. The Statement of Cash Flows is prepared using the direct method, and, for purposes of that statement, cash includes short-term investments, while under GAAP, the Statement of Cash Flows may be prepared using the indirect method, or, if the direct method is used, a reconciliation of net income and net cash flow from operating activities is required.

   Use of Estimates--The preparation of financial statements in conformity with accounting principles prescribed or permitted by the Insurance Department of the State of Louisiana requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments--Bonds not backed by other loans are generally stated at amortized cost using the interest method. The statement value of bonds does not include non-admitted assets related to bonds that were in or near default at December 31, 2001 and 2000, respectively.

   Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

   Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer survey values or internal estimates. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

   The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for Single Class Mortgage/Backed/Asset-Backed Securities and Defined Multi-Class Residential, Other Multi-Class Residential Mortgage-Backed Securities, Defined Multi-Class Commercial Mortgage-Backed Securities and Other Multi-Class Commercial Mortgage-Backed/Asset-Backed Securities were the "Bloomberg Median," the median prepayment assumptions from numerous broker dealers as provided by Bloomberg Financial Services. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective method to value all securities which had significant changes in prepayment assumptions except for interest only and Single Class Mortgage-Backed/Asset-Backed Securities and Defined Multi-Class Residential, Other Multi-Class Residential Mortgage-Backed Securities, Defined Multi-Class Commercial Mortgage-Backed Securities and Other Multi-Class Commercial Mortgage-Backed/Asset-Backed Securities purchased at significant premiums which are valued using the prospective method. Interest only securities and securities where the yield has become negative are valued using the prospective method. The Company had no negative yield situations requiring a change from the retrospective to prospective method at December 31, 2001 and 2000.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   All other investment income due and accrued with amounts over 90 days past due is non-admitted. There was no investment income due and accrued excluded from surplus at December 31, 2001 and 2000.

   Derivatives--The Company's investing activity does not include the use of derivative financial instruments.

   Premiums and Related Commissions--Life premiums are recognized as income over the premium paying period of the related policies. Universal life premiums are recognized as revenue when received. For the year ended December 31, 2001, consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability. During fiscal year 1999, consideration received on deposit-type funds totaling approximately $722,000 was recorded as income in the Summary of Operations. No consideration was received on deposit-type funds in 2000. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

   Reserves for Life Contracts and Deposit-type Contracts--Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Policy reserves for traditional and flexible premium insurance are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method (NLP) with assumed interest rates (2.5% to 5.0%) and mortality as prescribed by regulatory authorities. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

   For the year ended December 31, 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. During fiscal year 2000 and 1999, withdrawals of approximately $242,000 and $780,000, respectively, to return funds to the contract holder were recorded as a benefit expense in the Statement of Operations.

   Income Taxes--The Company is included in the consolidated federal income tax returns filed by PALIC under the terms of a tax-sharing agreement between the companies. The provision for income taxes reported in the financial statements is computed on a separate return basis as if it were filing a return by itself. Deferred income taxes resulting from temporary differences between statutory basis financial statements and tax basis of assets and liabilities are not provided for in the statutory accounts.

   Asset Valuation and Interest Maintenance Reserves--The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investments income over what would have been the remaining years to maturity of the underlying investment.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and accounts receivable. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash investments.

   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

   PALIC accounted for 100% of the reinsurance recoverables on paid and unpaid losses at December 31, 2001 and 2000, respectively. PALIC was rated "A-" by A.M. Best at December 31, 2001.

   Reclassifications--Certain reclassifications have been made to the 1999 and 2000 financial statements in order to conform to the classifications adopted for reporting in the 2001 financial statements.

2. ACCOUNTING CHANGES

   The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Louisiana. Effective January 1, 2001, the State of Louisiana required that insurance companies domiciled in the State of Louisiana prepare their statutory financial statements in accordance with the NAIC Accounting Practices and Procedures manual--Version I effective January 1, 2001 subject to any deviations prescribed or permitted by the State of Louisiana insurance commissioner. Accounting changes adopted to conform to these provisions are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus, of $3,214 as of January 1, 2001.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


3. INVESTMENTS

   The approximate amortized cost and estimated fair value of investments in securities with fixed maturities at December 31 are as follows:

                                                   2001
                               ----------------------------------------------
                                             Gross      Gross
                                Amortized  Unrealized Unrealized   Estimated
                                  Cost       Gains      Losses    Fair Value
                               ----------- ---------- ----------  -----------
   U. S. Government and
    agencies.................. $ 1,616,000  $106,000  $     --    $ 1,722,000
   Corporate bonds............   3,450,000    66,000    (96,000)    3,420,000
   Mortgage-backed
    securities................   5,378,000   336,000        --      5,714,000
                               -----------  --------  ---------   -----------
                               $10,444,000  $508,000  $ (96,000)  $10,856,000
                               ===========  ========  =========   ===========

                                                   2000
                               ----------------------------------------------
                                             Gross      Gross
                                Amortized  Unrealized Unrealized   Estimated
                                  Cost       Gains      Losses    Fair Value
                               ----------- ---------- ----------  -----------
   U. S. Government and
    agencies.................. $ 1,614,000  $ 56,000  $     --    $ 1,670,000
   Corporate bonds............   3,506,000    54,000   (104,000)    3,456,000
   Mortgage-backed
    securities................   5,420,000   319,000    (28,000)    5,711,000
                               -----------  --------  ---------   -----------
                               $10,540,000  $429,000  $(132,000)  $10,837,000
                               ===========  ========  =========   ===========

   The fair values for the marketable bonds and other securities with fixed maturities are determined based upon the quoted market prices for securities actively traded. With respect to bonds without an active market, the Company subscribes to several commercial pricing services which provide the estimated fair values. Fair values for privately placed bonds are determined utilizing a commercially available pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Utilizing this data, the model generates fair values which the Company considers reflective of the current fair value of each privately placed bond.

   The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are as shown below. Debt securities not due at a single maturity date, including mortgage-backed securities, are included in a separate category. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        Amortized    Estimated
                                                           Cost     Fair Value
                                                       ------------ -----------
   Due in one year or less............................ $    236,000 $   237,000
   Due after one year through five years..............    2,035,000   2,157,000
   Due after five years through ten years.............    2,222,000   2,213,000
   Due after ten years................................      573,000     535,000
                                                       ------------ -----------
                                                          5,066,000   5,142,000
   Mortgage-backed securities.........................    5,378,000   5,714,000
                                                       ------------ -----------
                                                       $ 10,444,000 $10,856,000
                                                       ============ ===========

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   Proceeds from the sale and maturity of investments during 2001 were approximately $640,000. Gross gains of approximately $1,000 and gross losses of approximately $3,000 were realized on these sales. Proceeds from the sale and maturity of investments during 2000 were approximately $2,677,000. Gross gains of approximately $2,000 and gross losses of approximately $1,000 were realized on these sales. Proceeds from the sale and maturity of investments during 1999 were approximately $1,804,000. Gross gains of approximately $10,000 were realized on these sales.

   Repurchase Agreements--The Company invests in overnight repurchase sweep instruments which are collateralized by Government debt or Government agency debt. The Company had $2,000,000 invested in such repurchase agreements at December 31, 2001.

4. LIABILITY FOR UNPAID POLICY AND CONTRACT CLAIMS

   Activity in the liability for unpaid policy and contract claims is summarized as follows (approximate):

                                                             2001       2000
                                                          ---------- ----------
   Balance at January 1.................................. $6,064,000 $2,353,000
   Less reinsurance recoverables.........................  6,064,000  2,353,000
                                                          ---------- ----------
   Net balance at January 1..............................        --         --
                                                          ---------- ----------
   Total incurred........................................    408,000    291,000
                                                          ---------- ----------
   Total paid............................................    408,000    291,000
                                                          ---------- ----------
   Net balance at December 31............................        --         --
   Plus reinsurance recoverables.........................  6,418,000  6,064,000
                                                          ---------- ----------
   Balance at December 31................................ $6,418,000 $6,064,000
                                                          ========== ==========

5. OTHER LIABILITIES AND ACCRUED EXPENSES

   Other liabilities and accrued expenses are comprised of the following at December 31 (approximate):

                                                             2001      2000
                                                          ---------- --------
   Surrender values on canceled policies................. $    1,000 $  1,000
   Federal income taxes accrued..........................    346,000  235,000
   Amounts withheld or retained by Company as agent or
    trustee..............................................     99,000   91,000
   Agents' credit balances...............................    241,000   76,000
   Remittances and items not allocated...................  1,128,000 (135,000)
   Commissions to agents due or accrued..................    385,000      --
                                                          ---------- --------
                                                          $2,200,000 $268,000
                                                          ========== ========

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


6. INCOME TAXES

   The Company is included in the consolidated federal income tax return filed by PALIC under the terms of a tax-sharing agreement between the companies. The income tax provision is computed by applying the current federal corporate tax rate of 35% to gain from operations, adjusted as follows (approximate):

                                                        2001     2000    1999
                                                      -------- -------- -------
   Computed "expected" tax expense................... $108,000 $ 92,000 $73,000
   Capital gains.....................................      --       --    4,000
   Other.............................................      --    48,000  (7,000)
                                                      -------- -------- -------
                                                      $108,000 $140,000 $70,000
                                                      ======== ======== =======

     The components of current income tax expense are as follows:

                                                        2001     2000    1999
                                                      -------- -------- -------
   Federal income tax incurred....................... $108,100 $140,000 $70,000
                                                      ======== ======== =======

   The individual components of the Company's net deferred tax asset/(liability) at December 31, 2001 are not significant.

   The Company does not have any operating loss or tax credit carryforwards available for tax purposes. Federal income taxes available for recovery in the event of the carryback of future loss deductions amount to approximately $107,000, $124,000, and $98,000 for 2001, 2000 and 1999, respectively.

7. INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

   Related Party Transactions--At December 31, 2001 and 2000, the Company reported approximately $7,102,000 and $280,000, respectively, as amounts due from an affiliate, PALIC. The terms of the settlement require that these amounts be settled within 30 days.

   The Company and PALIC have entered into a service agreement whereby PALIC furnishes administrative services to the Company. These services include the research, development, marketing and sales of insurance products, the establishment and maintenance of accounting and other records, and the furnishing of other technical, investment and management services as required by the Company. In accordance with this service agreement, PALIC charges the Company for services performed, with these charges being subject to review by the Company. Substantially all general insurance expenses and certain investment expenses incurred by the Company in 2001, 2000 and 1999, were the result of charges under this service agreement. In 2001, 2000 and 1999 the Company was charged approximately $6,273,000, $6,827,000 and $7,083,000, respectively, for services provided by PALIC.

   Approximately $399,000, $229,000 and $355,000 of gross premium income for 2001, 2000 and 1999, respectively, resulted from conversions, at the request of the policyholders, of policies previously issued by PALIC into the Company's universal life product. Interest computed on the intercompany receivable created pursuant to these conversions was not significant.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   The reserves for life insurance policy benefits are net of reinsurance ceded in the amounts of approximately $667,749,000 in 2001 and $643,010,000 in 2000 to PALIC. Policy and contract claims are net of reinsurance ceded in the amounts of approximately $6,426,000 in 2001, $6,064,000 in 2000 and $2,353,000
in 1999 to PALIC. Policyholders' benefits are net of reinsurance ceded in the amounts of approximately $29,557,000 in 2001, $26,815,000 in 2000, and
$20,320,000 in 1999 to PALIC. However, the Company is contingently liable for reinsurance amounts in the event PALIC is unable to pay its portion of claims.

8. BORROWED MONEY--PAYABLE TO PARENT

   At December 31, 2001, the Company is indebted to Pan-American Life Insurance Company in the amount of approximately $2,824,000 as evidenced by an unsecured short-term note, with interest (rate of 1.71%) payable at maturity on March 31, 2002.

9. CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

   Unassigned Funds (Surplus)--The portion of unassigned funds represented or reduced by each item below as of December 31, 2001 and 2000 is as follows (approximate):

                                                               2001      2000
                                                             --------  --------
   Non-admitted asset values................................ $(48,000) $318,000
   Asset valuation reserve..................................    5,000    (6,000)

   Dividend Limitation--Dividends to stockholders are limited by laws applicable to insurance companies. Under Louisiana law, the Company may pay a dividend without prior consent of the Louisiana Insurance Commissioner if the dividend does not exceed 15% of statutory surplus at the end of the preceding year. As of December 31, 2001, approximately $1,562,000 was available for future dividends. The Company paid dividends of $1,000,000 in 1999. No dividends were paid in 2001 or 2000.

10. REINSURANCE

   Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

   Ceded Reinsurance--The Company does not own in excess of 10%, or control, either directly or indirectly through a representative, officer, trustee or director of the Company, any reinsurance companies designated as non-affiliated at December 31, 2001.

   The Company has not issued any policies that are reinsured with a company chartered outside the United States that is owned in excess of 10% or controlled, either directly or indirectly, by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business at December 31, 2001.

   The Company does not have any reinsurance agreements in effect at December 31, 2001 under which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premium or other similar credits.

   The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued at December 31, 2001 results in a payment to a reinsurer for an amount that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceeds the total direct premium collected under the reinsured policies.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   The estimated amount of the aggregate reduction in surplus (for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than for nonpayment of premium or other similar credits) of termination of all reinsurance agreements, by either party, as of December 31, 2001 is $-0-.

   The Company has not executed any new agreements during 2001, or amended any existing agreements since January 1, 2001, to include policies or contracts that were in force or which had existing reserves established by the Company as of the effective date of the agreement or amendment.

   Pan-American Assurance Company participates in reinsurance to reduce overall risks, including exposure to large losses and to effect business-sharing arrangements. The liabilities for policy reserves and policy contract claims are stated after deduction for reinsurance ceded to other companies; however, the Company remains primarily liable as the direct insurer on all risks reinsured. All of the reinsurance ceded is assumed by Pan-American Life Insurance Company.

   The approximate amounts of premiums and reserves relating to reinsurance assumed and ceded as of and during the years ended December 31 are as follows (in thousands):

                                                     2001
                                -----------------------------------------------
                                               Ceded to    Assumed
                                   Direct       Other     From Other
                                   Amount     Companies   Companies  Net Amount
                                ------------ ------------ ---------- ----------
Premiums:
  Life......................... $ 73,172,000 $ 73,159,000    $--     $   13,000
                                ============ ============    ====    ==========
Policy reserves:
  Life......................... $668,706,000 $667,749,000    $--     $  957,000
  Supplementary contracts
   without life contingencies..    2,023,000          --      --      2,023,000
                                ------------ ------------    ----    ----------
                                $670,729,000 $667,749,000    $--     $2,980,000
                                ============ ============    ====    ==========
Policyholders' benefits........ $ 29,965,000 $ 29,557,000    $--     $  408,000
                                ============ ============    ====    ==========

                                                     2000
                                -----------------------------------------------
                                               Ceded to    Assumed
                                   Direct       Other     From Other
                                   Amount     Companies   Companies  Net Amount
                                ------------ ------------ ---------- ----------
Premiums:
  Life......................... $ 67,944,000 $ 67,933,000    $--     $   11,000
                                ============ ============    ====    ==========
Policy reserves:
  Life......................... $643,918,000 $643,010,000    $--     $  908,000
  Supplementary contracts
   without life contingencies..    1,809,000          --      --      1,809,000
                                ------------ ------------    ----    ----------
                                $645,727,000 $643,010,000    $--     $2,717,000
                                ============ ============    ====    ==========
Policyholders' benefits........ $ 27,106,000 $ 26,815,000    $--     $  291,000
                                ============ ============    ====    ==========

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999

                                                     1999
                                -----------------------------------------------
                                               Ceded to    Assumed
                                   Direct       Other     From Other
                                   Amount     Companies   Companies  Net Amount
                                ------------ ------------ ---------- ----------
Premiums:
  Life......................... $ 68,218,000 $ 68,199,000    $--     $   19,000
                                ============ ============    ====    ==========
Policy reserves:
  Life......................... $618,907,000 $617,972,000    $--     $  935,000
  Supplementary contracts
   without life contingencies..    1,974,000          --      --      1,974,000
                                ------------ ------------    ----    ----------
                                $620,881,000 $617,972,000    $--     $2,909,000
                                ============ ============    ====    ==========
Policyholders' benefits........ $ 21,150,000 $ 20,320,000    $--     $  830,000
                                ============ ============    ====    ==========

11. INVESTMENT INCOME

   Investment income for the years ended December 31 consists of approximately:

                                                     2001      2000      1999
                                                   --------  --------  --------
   Bonds.......................................... $782,000  $542,000  $590,000
   Cash and short-term investments................   90,000   203,000   222,000
   Other securities with fixed maturities.........   (2,000)   48,000    53,000
                                                   --------  --------  --------
                                                    870,000   793,000   865,000
   Less investment expenses.......................   (6,000)  (51,000)  (71,000)
                                                   --------  --------  --------
   Net investment income.......................... $864,000  $742,000  $794,000
                                                   ========  ========  ========

12. COMMITMENTS AND CONTINGENCIES

   Litigation--From time to time the Company is involved in pending and threatened litigation and various lawsuits arising in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such matters is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

13. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The following methods and assumptions were used to estimate the fair value of each financial instrument for which it is practicable to estimate that value:

   Securities with Fixed Maturities--For bonds and other securities with fixed maturities, fair value equals quoted market prices, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

   Cash and Short-Term Investments--For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   Other Assets--The carrying amounts reported in the balance sheet for these financial instruments (primarily due from reinsurers) approximate those assets' fair values because of the short duration of time before conversion to cash.

   Supplementary Contracts Without Life Contingencies--The fair value for supplementary contracts without life contingencies were estimated using discounted cash flow analyses.

   Contract Deposit Funds--The fair value of contract deposit funds was estimated as the cash surrender value of these contracts.

   Other Liabilities--The carrying amounts reported in the balance sheet for other financial instruments (primarily payables of a short-term nature) approximate those liabilities' fair values.

   The carrying amounts and estimated fair values of the Company's financial instruments as of December 31, 2001 and 2000 are as follows (approximate):

                                        2001                    2000
                               ----------------------- -----------------------
                                Carrying                Carrying
                                 Amount    Fair Value    Amount    Fair Value
                               ----------- ----------- ----------- -----------
   Financial Assets:
     Securities with fixed
      maturities.............. $10,444,000 $10,856,000 $10,540,000 $10,837,000
     Cash and short-term
      investments.............      25,000      25,000   1,933,000   1,933,000
     Receivable from parent...   7,102,000   7,102,000     280,000     280,000
     Other assets.............   1,479,000   1,479,000     749,000     749,000
   Financial Liabilities:
    Investment contracts:
     Supplementary contracts
      without life
      contingencies...........   2,023,000   2,062,000   1,809,000   1,798,000
     Contract deposit funds...     585,000     551,000     460,000     433,000
     Borrowed money...........   2,824,000   2,824,000         --         --
     Other liabilities........   1,855,000   1,855,000      32,000      32,000

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair values are based upon judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

14. OTHER ITEMS

   Securities on Deposit--Securities with an amortized cost of approximately $1,962,000 and $1,960,000 at December 31, 2001 and 2000, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business. Securities with an amortized cost of approximately $350,000 and $450,000 at December 31, 2001 and 2000, respectively, were maintained as compensating balances with several institutions for banking services rendered.

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


15. RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

   For universal life contracts, premiums are earned when paid. Therefore, deferred premiums do not exist, and no premiums are refunded upon the death of the insured. For ordinary whole-life and term products, the Company waives deduction of deferred fractional premium upon the death of the insured and returns any portion of the final premium beyond the date of death. Continuous reserves are held. For all policies, the reserve is the larger of the tabular reserve (CRVM for universal life and whole-life coverages and NLP for other policies) and the surrender value.

   Additional premiums are charged for policies issued on substandard lives according to underwriting classification. For universal life, the year-end reserve directly takes into account the rating classifications. For whole-life, the standard mean reserve plus one extra premium charge for the year is held. For ordinary life riders under universal life plans, in addition to regular mean reserves, one annualized substandard charge is held.

   At December 31, 2001, the Company had approximately $2,419,000,000 of insurance in force for which the gross premiums or guarantee maturity premiums were less than the net premiums according to the standard of valuation set by the State of Louisiana. Reserves to cover the above insurance totaled $14,056,007 at year-end 2001.

16. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

   Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31 are as follows:

                                                        At December 31, 2001
                                                      -------------------------
                                                      (1) Amount (2) % of Total
                                                      ---------- --------------
   Annuity reserves and deposit fund liabilities:

   Subject to discretionary withdrawal:
     (1)With market value adjustment................  $  585,000      19.17%
     (2)At book value less current surrender charge
      of 5% or more.................................         --         --
                                                      ----------     ------
     (3)At fair value...............................         --         --
                                                      ----------     ------
     (4)Total with adjustment or at market value
      (sum of (1)-(3))..............................     585,000      19.17%
                                                      ----------     ------
     (5)At book value without adjustment (minimal or
      no charge)....................................   2,023,000      66.31%
                                                      ----------     ------
   Not subject to discretionary withdrawal..........     443,000      14.52%
                                                      ----------     ------
   Total (gross)....................................   3,051,000     100.00%
   Reinsurance ceded................................         --         --
                                                      ----------     ------
   Total (net)......................................  $3,051,000     100.00%
                                                      ==========     ======

                         PAN-AMERICAN ASSURANCE COMPANY
       (A Wholly-Owned Subsidiary of Pan-American Life Insurance Company)

          NOTES TO FINANCIAL STATEMENTS (Statutory-Basis)--(Continued)
                  Years Ended December 31, 2001, 2000 and 1999


   The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement which is filed with the State of Louisiana, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Statements of Admitted Assets, Liabilities, Surplus as of December 31:

                                                                  December 31,
                                                                      2001
                                                                  ------------
                                                                     Amount
                                                                  ------------
   Life and Accident and Health Annual Statement:
     Exhibit 8, Annuities Section, Total (net)...................  $      --
     Exhibit 8, Supplementary Contracts with Life Contingencies
      Section, Total (net).......................................     443,000
     Exhibit of Deposit-Type Contracts, Line 14, Column 1........   2,608,000
                                                                   ----------
   Total.........................................................  $3,051,000
                                                                   ==========

17. RECONCILIATION OF ANNUAL STATEMENT

   The Company has filed an annual statement with the State of Louisiana Insurance Commissioner for 2001. The difference between net income per the annual statement and the accompanying financial statements is as follows (approximate):

                                                                     2001
                                                                  -----------
   Net loss, per Annual Statement................................ $(1,067,000)
   Reclassification of change in valuation basis recorded gross
    (1)..........................................................   1,270,000
                                                                  -----------
   Net income per Audit Report................................... $   203,000
                                                                  ===========
   Capital and surplus per Annual Statement...................... $10,413,000
   Reclassification of change in valuation basis recorded gross
    (1)..........................................................  (1,270,000)
   Increase in net income, from above............................   1,270,000
                                                                  -----------
   Capital and surplus per Audit Report.......................... $10,413,000
                                                                  ===========

--------
(1) During the current year, there was a change in the valuation basis of certain reserves. This was recorded directly to surplus in the Company's filed Annual Statement. Due to the arrangement with PALIC to cede substantially all business written (see Note 1), this change had no impact on the reserves retained by the Company and therefore should not be recorded in the Company's Annual Statement.

                                  APPENDIX A

                         ILLUSTRATIONS OF POLICY VALUES

     The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Accumulated Values, Cash Surrender Values and Death Benefits under a Policy covering an insured of a given age on the Policy Date, would vary over time if the Planned Premium Payments were paid annually and the return on the assets in cash portfolio were an assumed uniform gross annual rates of 0%, 6% and 12% (net annual rates of -1.02%, 4.98% and 10.98%. The values would be different from those shown if the gross returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown. The tables also show Planned Premium Payments accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be considered a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return illustrated and will depend on a number of factors including the investment allocations you make and prevailing rates. These illustrations assume that the Premiums are allocated equally among the Separate Account Funds available under the Policy, and that no amounts are allocated to the Fixed Account.

     The illustrations reflect the fact that the net investment returns on the assets held in the Separate Account Funds is lower than the gross after tax return of the selected underlying Portfolios. The tables assume a simple arithmetic average annual expense of -1.02% of the average daily net assets of the portfolios available. The tables also assumes that the waivers and/or reimbursements, if any, for the available portfolios will continue for the periods shown.

     The illustrations also reflect the deduction of the Premium Expense and Monthly Deduction for the hypothetical Insured. The Surrender Charge is reflected in the Cash Surrender Value column. Our current cost of insurance charges and the guaranteed maximum cost of insurance charges that we have a contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account and assume no loan amount or partial withdrawals/surrenders or charges for supplemental and/or rider benefits.

     The illustrations are based on our Preferred Plus rating class. Upon request, you will be furnished with a comparable illustration based on the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. Because the Death Benefit values vary depending on the Death Benefit Option in effect, benefit options are illustrated separately.

     The illustrations show Accumulated Values that would result based upon the hypothetical investments rates of return if Premiums are paid as indicated and all Net Premiums are allocated to Separate Account Funds.



                               Pan-American  Assurance Company -- A Life
                                             Insurance Company -- Pan-American
                                             VUL Band 2

Illustration For: John Doe                                             Issue Age: 35
                                                                       Gender: Male
                                                                       Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                        Initial Option: 1 (Level)
                                                                       Initial Premium: $3,000.00
                                                                       Payment Mode: Annual
Gross Investment Rate: 0.00%                                           Net Investment Rate: -1.02%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   36      1       3,000           3,150           1,296            0      250,000         1,561            0      250,000
   37      2       3,000           6,458           3,552            0      250,000         4,069           69      250,000
   38      3       3,000           9,930           5,744        1,744      250,000         6,470        2,470      250,000
   39      4       3,000          13,577           7,873        3,873      250,000         8,791        4,791      250,000
   40      5       3,000          17,406           9,940        5,940      250,000        11,046        7,046      250,000
   41      6       3,000          21,426          11,947        8,347      250,000        13,241        9,641      250,000
   42      7       3,000          25,647          13,867       10,667      250,000        15,365       12,165      250,000
   43      8       3,000          30,080          15,730       12,930      250,000        17,415       14,615      250,000
   44      9       3,000          34,734          17,510       15,110      250,000        19,390       16,990      250,000
   45     10       3,000          39,620          19,209       17,209      250,000        21,324       19,324      250,000
   46     11       3,000          44,751          20,903       19,303      250,000        23,297       21,697      250,000
   47     12       3,000          50,139          22,525       21,325      250,000        25,233       24,033      250,000
   48     13       3,000          55,796          24,076       23,276      250,000        27,131       26,331      250,000
   49     14       3,000          61,736          25,531       25,131      250,000        28,994       28,594      250,000
   50     15       3,000          67,973          26,892       26,892      250,000        30,822       30,822      250,000
   51     16       3,000          74,521          28,160       28,160      250,000        32,615       32,615      250,000
   52     17       3,000          81,397          29,312       29,312      250,000        34,373       34,373      250,000
   53     18       3,000          88,617          30,349       30,349      250,000        36,099       36,099      250,000
   54     19       3,000          96,198          31,247       31,247      250,000        37,791       37,791      250,000
   55     20       3,000         104,158          32,009       32,009      250,000        39,452       39,452      250,000
   56     21       3,000         112,516          32,611       32,611      250,000        41,080       41,080      250,000
   57     22       3,000         121,292          33,028       33,028      250,000        42,635       42,635      250,000
   58     23       3,000         130,506          33,263       33,263      250,000        44,113       44,113      250,000
   59     24       3,000         140,181          33,291       33,291      250,000        45,508       45,508      250,000
   60     25       3,000         150,340          33,087       33,087      250,000        46,814       46,814      250,000
   61     26       3,000         161,007          32,651       32,651      250,000        48,025       48,025      250,000
   62     27       3,000         172,208          31,931       31,931      250,000        49,131       49,131      250,000
   63     28       3,000         183,968          30,874       30,874      250,000        50,127       50,127      250,000
   64     29       3,000         196,317          29,448       29,448      250,000        51,008       51,008      250,000
   65     30       3,000         209,282          27,597       27,597      250,000        51,764       51,764      250,000
   66     31       3,000         222,897          25,283       25,283      250,000        52,389       52,389      250,000
   67     32       3,000         237,191          22,440       22,440      250,000        52,869       52,869      250,000
   68     33       3,000         252,201          18,996       18,996      250,000        53,193       53,193      250,000
   69     34       3,000         267,961          14,899       14,899      250,000        53,345       53,345      250,000
   70     35       3,000         284,509          10,060       10,060      250,000        53,311       53,311      250,000
   71     36       3,000         301,885           4,351        4,351      250,000        53,073       53,073      250,000
   72     37       3,000         320,129                                                  52,615       52,615      250,000
   73     38       3,000         339,285                                                  51,921       51,921      250,000
   74     39       3,000         359,399                                                  50,969       50,969      250,000
   75     40       3,000         380,519                                                  49,733       49,733      250,000
   76     41       3,000         402,695                                                  48,175       48,175      250,000
   77     42       3,000         425,980                                                  46,258       46,258      250,000
   78     43       3,000         450,429                                                  43,933       43,933      250,000
   79     44       3,000         476,101                                                  41,149       41,149      250,000
   80     45       3,000         503,056                                                  37,850       37,850      250,000
   81     46       3,000         531,358                                                  33,973       33,973      250,000
   82     47       3,000         561,076                                                  29,449       29,449      250,000
   83     48       3,000         592,280                                                  24,205       24,205      250,000
   84     49       3,000         625,044                                                  18,155       18,155      250,000
   85     50       3,000         659,446                                                  11,167       11,167      250,000
   86     51       3,000         695,569                                                   3,089        3,089      250,000




                            Pan-American Assurance Company -- A Life Insurance Company --

                                           Pan-American VUL Band 2

Illustration For: Jane Doe                                          Issue Age: 35
                                                                    Gender: Female
                                                                    Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                     Initial Option: 1 (Level)
                                                                    Initial Premium: $2,600.00
                                                                    Payment Mode: Annual
Gross Investment Rate: 0.00%                                        Net Investment Rate: -1.02%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   36       1       2,600        2,730           984            0     250,000         1,210            0     250,000
   37       2       2,600        5,597         2,933          133     250,000         3,384          584     250,000
   38       3       2,600        8,606         4,822        2,022     250,000         5,481        2,681     250,000
   39       4       2,600       11,767         6,652        3,852     250,000         7,491        4,691     250,000
   40       5       2,600       15,085         8,424        5,624     250,000         9,426        6,626     250,000
   41       6       2,600       18,569        10,140        7,620     250,000        11,289        8,769     250,000
   42       7       2,600       22,228        11,772        9,532     250,000        13,081       10,841     250,000
   43       8       2,600       26,069        13,352       11,392     250,000        14,808       12,848     250,000
   44       9       2,600       30,103        14,851       13,171     250,000        16,479       14,799     250,000
   45      10       2,600       34,338        16,301       14,901     250,000        18,122       16,722     250,000
   46      11       2,600       38,785        17,736       16,616     250,000        19,796       18,676     250,000
   47      12       2,600       43,454        19,101       18,261     250,000        21,449       20,609     250,000
   48      13       2,600       48,356        20,424       19,864     250,000        23,082       22,522     250,000
   49      14       2,600       53,504        21,678       21,398     250,000        24,695       24,415     250,000
   50      15       2,600       58,909        22,837       22,837     250,000        26,287       26,287     250,000
   51      16       2,600       64,585        23,931       23,931     250,000        27,861       27,861     250,000
   52      17       2,600       70,544        24,934       24,934     250,000        29,414       29,414     250,000
   53      18       2,600       76,801        25,874       25,874     250,000        30,949       30,949     250,000
   54      19       2,600       83,371        26,698       26,698     250,000        32,465       32,465     250,000
   55      20       2,600       90,270        27,436       27,436     250,000        33,962       33,962     250,000
   56      21       2,600       97,514        28,063       28,063     250,000        35,453       35,453     250,000
   57      22       2,600      105,119        28,578       28,578     250,000        36,892       36,892     250,000
   58      23       2,600      113,105        28,985       28,985     250,000        38,276       38,276     250,000
   59      24       2,600      121,490        29,311       29,311     250,000        39,603       39,603     250,000
   60      25       2,600      130,295        29,529       29,529     250,000        40,869       40,869     250,000
   61      26       2,600      139,540        29,615       29,615     250,000        42,076       42,076     250,000
   62      27       2,600      149,247        29,569       29,569     250,000        43,220       43,220     250,000
   63      28       2,600      159,439        29,341       29,341     250,000        44,299       44,299     250,000
   64      29       2,600      170,141        28,876       28,876     250,000        45,313       45,313     250,000
   65      30       2,600      181,378        28,150       28,150     250,000        46,256       46,256     250,000
   66      31       2,600      193,177        27,135       27,135     250,000        47,127       47,127     250,000
   67      32       2,600      205,566        25,800       25,800     250,000        47,919       47,919     250,000
   68      33       2,600      218,574        24,143       24,143     250,000        48,627       48,627     250,000
   69      34       2,600      232,233        22,158       22,158     250,000        49,245       49,245     250,000
   70      35       2,600      246,574        19,810       19,810     250,000        49,766       49,766     250,000
   71      36       2,600      261,633        17,035       17,035     250,000        50,180       50,180     250,000
   72      37       2,600      277,445        13,737       13,737     250,000        50,472       50,472     250,000
   73      38       2,600      294,047         9,781        9,781     250,000        50,625       50,625     250,000
   74      39       2,600      311,479         4,994        4,994     250,000        50,617       50,617     250,000
   75      40       2,600      329,783                                               50,424       50,424     250,000
   76      41       2,600      349,003                                               50,015       50,015     250,000
   77      42       2,600      369,183                                               49,356       49,356     250,000
   78      43       2,600      390,372                                               48,409       48,409     250,000
   79      44       2,600      412,620                                               47,127       47,127     250,000
   80      45       2,600      435,981                                               45,464       45,464     250,000
   81      46       2,600      460,510                                               43,369       43,369     250,000
   82      47       2,600      486,266                                               40,786       40,786     250,000
   83      48       2,600      513,309                                               37,655       37,655     250,000
   84      49       2,600      541,705                                               33,908       33,908     250,000
   85      50       2,600      571,520                                               29,470       29,470     250,000
   86      51       2,600      602,826                                               24,253       24,253     250,000
   87      52       2,600      635,697                                               18,160       18,160     250,000
   88      53       2,600      670,212                                               11,075       11,075     250,000
   89      54       2,600      706,453                                                2,867        2,867     250,000



                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: John Doe                                             Issue Age: 35
                                                                       Gender: Male
                                                                       Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                        Initial Option: 1 (Level)
                                                                       Initial Premium: $3,000.00
                                                                       Payment Mode: Annual
Gross Investment Rate: 6.00%                                           Net Investment Rate: 4.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                    Paid          Premium          Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   36       1       3,000           3,150          1,416           0     250,000             1,690             0       250,000
   37       2       3,000           6,458          3,908           0     250,000             4,457           457       250,000
   38       3       3,000           9,930          6,478       2,478     250,000             7,276         3,276       250,000
   39       4       3,000          13,577          9,133       5,133     250,000            10,174         6,174       250,000
   40       5       3,000          17,406         11,875       7,875     250,000            13,169         9,169       250,000
   41       6       3,000          21,426         14,709      11,109     250,000            16,271        12,671       250,000
   42       7       3,000          25,647         17,612      14,412     250,000            19,471        16,271       250,000
   43       8       3,000          30,080         20,617      17,817     250,000            22,770        19,970       250,000
   44       9       3,000          34,734         23,699      21,299     250,000            26,171        23,771       250,000
   45      10       3,000          39,620         26,866      24,866     250,000            29,712        27,712       250,000
   46      11       3,000          44,751         30,229      28,629     250,000            33,513        31,913       250,000
   47      12       3,000          50,139         33,704      32,504     250,000            37,482        36,282       250,000
   48      13       3,000          55,796         37,297      36,497     250,000            41,628        40,828       250,000
   49      14       3,000          61,736         40,992      40,592     250,000            45,960        45,560       250,000
   50      15       3,000          67,973         44,795      44,795     250,000            50,488        50,488       250,000
   51      16       3,000          74,521         48,716      48,716     250,000            55,220        55,220       250,000
   52      17       3,000          81,397         52,738      52,738     250,000            60,168        60,168       250,000
   53      18       3,000          88,617         56,870      56,870     250,000            65,343        65,343       250,000
   54      19       3,000          96,198         61,100      61,100     250,000            70,756        70,756       250,000
   55      20       3,000         104,158         65,437      65,437     250,000            76,419        76,419       250,000
   56      21       3,000         112,516         69,870      69,870     250,000            82,345        82,345       250,000
   57      22       3,000         121,292         74,389      74,389     250,000            88,513        88,513       250,000
   58      23       3,000         130,506         79,006      79,006     250,000            94,934        94,934       250,000
   59      24       3,000         140,181         83,715      83,715     250,000           101,619       101,619       250,000
   60      25       3,000         150,340         88,509      88,509     250,000           108,579       108,579       250,000
   61      26       3,000         161,007         93,405      93,405     250,000           115,826       115,826       250,000
   62      27       3,000         172,208         98,381      98,381     250,000           123,376       123,376       250,000
   63      28       3,000         183,968        103,419     103,419     250,000           131,244       131,244       250,000
   64      29       3,000         196,317        108,522     108,522     250,000           139,451       139,451       250,000
   65      30       3,000         209,282        113,676     113,676     250,000           148,018       148,018       250,000
   66      31       3,000         222,897        118,891     118,891     250,000           156,969       156,969       250,000
   67      32       3,000         237,191        124,159     124,159     250,000           166,331       166,331       250,000
   68      33       3,000         252,201        129,480     129,480     250,000           176,132       176,132       250,000
   69      34       3,000         267,961        134,870     134,870     250,000           186,408       186,408       250,000
   70      35       3,000         284,509        140,338     140,338     250,000           197,198       197,198       250,000
   71      36       3,000         301,885        145,881     145,881     250,000           208,547       208,547       250,000
   72      37       3,000         320,129        151,431     151,431     250,000           220,511       220,511       250,000
   73      38       3,000         339,285        157,097     157,097     250,000           233,106       233,106       258,747
   74      39       3,000         359,399        162,824     162,824     250,000           246,298       246,298       268,465
   75      40       3,000         380,519        168,624     168,624     250,000           260,126       260,126       278,335
   76      41       3,000         402,695        174,542     174,542     250,000           274,637       274,637       288,369
   77      42       3,000         425,980        180,629     180,629     250,000           289,770       289,770       304,259
   78      43       3,000         450,429        186,960     186,960     250,000           305,548       305,548       320,825
   79      44       3,000         476,101        193,650     193,650     250,000           321,993       321,993       338,093
   80      45       3,000         503,056        200,817     200,817     250,000           339,128       339,128       356,085
   81      46       3,000         531,358        208,598     208,598     250,000           356,977       356,977       374,825
   82      47       3,000         561,076        217,189     217,189     250,000           375,561       375,561       394,339
   83      48       3,000         592,280        226,851     226,851     250,000           394,905       394,905       414,651
   84      49       3,000         625,044        237,956     237,956     250,000           415,034       415,034       435,786
   85      50       3,000         659,446        249,978     249,978     262,476           435,968       435,968       457,766
   86      51       3,000         695,569        262,284     262,284     275,398           457,727       457,727       480,613
   87      52       3,000         733,497        274,864     274,864     288,607           480,331       480,331       504,347
   88      53       3,000         773,322        287,702     287,702     302,087           503,799       503,799       528,988
   89      54       3,000         815,138        300,787     300,787     315,826           528,148       528,148       554,555
   90      55       3,000         859,045        314,100     314,100     329,805           553,397       553,397       581,066
   91      56       3,000         905,147        327,625     327,625     344,006           579,565       579,565       608,543
   92      57       3,000         953,555        342,152     342,152     355,838           607,116       607,116       631,401
   93      58       3,000       1,004,382        357,868     357,868     368,604           636,200       636,200       655,286
   94      59       3,000       1,057,752        374,994     374,994     382,494           666,986       666,986       680,325
   95      60       3,000       1,113,789        393,797     393,797     397,735           699,670       699,670       706,667
   96      61       3,000       1,172,629        414,653     414,653     414,653           734,477       734,477       734,477
   97      62       3,000       1,234,410        436,460     436,460     436,460           770,871       770,871       770,871
   98      63       3,000       1,299,280        459,262     459,262     459,262           808,925       808,925       808,925
   99      64       3,000       1,367,395        483,104     483,104     483,104           848,715       848,715       848,715
  100      65       3,000       1,438,914        508,033     508,033     508,033           890,320       890,320       890,320
  101      66           0       1,510,860        523,171     523,171     523,171           916,926       916,926       916,926
  102      67           0       1,586,403        538,866     538,866     538,866           944,434       944,434       944,434
  103      68           0       1,665,723        555,032     555,032     555,032           972,767       972,767       972,767
  104      69           0       1,749,009        571,683     571,683     571,683         1,001,950     1,001,950     1,001,950
  105      70           0       1,836,460        588,834     588,834     588,834         1,032,009     1,032,009     1,032,009




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: Jane Doe                                               Issue Age: 35
                                                                         Gender: Female
                                                                         Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                          Initial Option: 1 (Level)
                                                                         Initial Premium: $2,600.00
                                                                         Payment Mode: Annual
Gross Investment Rate: 6.00%                                             Net Investment Rate: 4.98%

                                                     Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
     36       1       2,600             2,730         1,084            0     250,000         1,317            0     250,000
     37       2       2,600             5,597         3,228          428     250,000         3,706          906     250,000
     38       3       2,600             8,606         5,435        2,635     250,000         6,157        3,357     250,000
     39       4       2,600            11,767         7,709        4,909     250,000         8,659        5,859     250,000
     40       5       2,600            15,085        10,054        7,254     250,000        11,226        8,426     250,000
     41       6       2,600            18,569        12,472        9,952     250,000        13,862       11,342     250,000
     42       7       2,600            22,228        14,939       12,699     250,000        16,572       14,332     250,000
     43       8       2,600            26,069        17,487       15,527     250,000        19,362       17,402     250,000
     44       9       2,600            30,103        20,092       18,412     250,000        22,246       20,566     250,000
     45      10       2,600            34,338        22,785       21,385     250,000        25,255       23,855     250,000
     46      11       2,600            38,785        25,635       24,515     250,000        28,483       27,363     250,000
     47      12       2,600            43,454        28,569       27,729     250,000        31,864       31,024     250,000
     48      13       2,600            48,356        31,620       31,060     250,000        35,406       34,846     250,000
     49      14       2,600            53,504        34,768       34,488     250,000        39,117       38,837     250,000
     50      15       2,600            58,909        37,992       37,992     250,000        43,004       43,004     250,000
     51      16       2,600            64,585        41,326       41,326     250,000        47,076       47,076     250,000
     52      17       2,600            70,544        44,750       44,750     250,000        51,341       51,341     250,000
     53      18       2,600            76,801        48,297       48,297     250,000        55,810       55,810     250,000
     54      19       2,600            83,371        51,926       51,926     250,000        60,491       60,491     250,000
     55      20       2,600            90,270        55,668       55,668     250,000        65,394       65,394     250,000
     56      21       2,600            97,514        59,508       59,508     250,000        70,542       70,542     250,000
     57      22       2,600           105,119        63,456       63,456     250,000        75,906       75,906     250,000
     58      23       2,600           113,105        67,521       67,521     250,000        81,494       81,494     250,000
     59      24       2,600           121,490        71,735       71,735     250,000        87,316       87,316     250,000
     60      25       2,600           130,295        76,088       76,088     250,000        93,384       93,384     250,000
     61      26       2,600           139,540        80,571       80,571     250,000        99,710       99,710     250,000
     62      27       2,600           149,247        85,195       85,195     250,000       106,307      106,307     250,000
     63      28       2,600           159,439        89,936       89,936     250,000       113,190      113,190     250,000
     64      29       2,600           170,141        94,768       94,768     250,000       120,374      120,374     250,000
     65      30       2,600           181,378        99,689       99,689     250,000       127,875      127,875     250,000
     66      31       2,600           193,177       104,698      104,698     250,000       135,710      135,710     250,000
     67      32       2,600           205,566       109,797      109,797     250,000       143,898      143,898     250,000
     68      33       2,600           218,574       115,007      115,007     250,000       152,457      152,457     250,000
     69      34       2,600           232,233       120,349      120,349     250,000       161,412      161,412     250,000
     70      35       2,600           246,574       125,832      125,832     250,000       170,784      170,784     250,000
     71      36       2,600           261,633       131,455      131,455     250,000       180,602      180,602     250,000
     72      37       2,600           277,445       137,203      137,203     250,000       190,893      190,893     250,000
     73      38       2,600           294,047       143,059      143,059     250,000       201,690      201,690     250,000
     74      39       2,600           311,479       148,997      148,997     250,000       213,030      213,030     250,000
     75      40       2,600           329,783       155,003      155,003     250,000       224,958      224,958     250,000
     76      41       2,600           349,003       161,086      161,086     250,000       237,527      237,527     250,000
     77      42       2,600           369,183       167,264      167,264     250,000       250,715      250,715     263,250
     78      43       2,600           390,372       173,589      173,589     250,000       264,477      264,477     277,700
     79      44       2,600           412,620       180,104      180,104     250,000       278,833      278,833     292,775
     80      45       2,600           435,981       186,881      186,881     250,000       293,806      293,806     308,497
     81      46       2,600           460,510       193,971      193,971     250,000       309,417      309,417     324,887
     82      47       2,600           486,266       201,469      201,469     250,000       325,686      325,686     341,970
     83      48       2,600           513,309       209,487      209,487     250,000       342,636      342,636     359,768
     84      49       2,600           541,705       218,197      218,197     250,000       360,288      360,288     378,303
     85      50       2,600           571,520       227,865      227,865     250,000       378,666      378,666     397,599
     86      51       2,600           602,826       238,858      238,858     250,801       397,789      397,789     417,679
     87      52       2,600           635,697       250,619      250,619     263,150       417,681      417,681     438,565
     88      53       2,600           670,212       262,645      262,645     275,778       438,364      438,364     460,282
     89      54       2,600           706,453       274,920      274,920     288,666       459,858      459,858     482,851
     90      55       2,600           744,505       287,418      287,418     301,789       482,184      482,184     506,294
     91      56       2,600           784,461       300,109      300,109     315,115       505,365      505,365     530,633
     92      57       2,600           826,414       313,622      313,622     326,167       529,717      529,717     550,906
     93      58       2,600           870,464       328,124      328,124     337,968       555,357      555,357     572,018
     94      59       2,600           916,718       343,820      343,820     350,696       582,414      582,414     594,063
     95      60       2,600           965,284       360,968      360,968     364,578       611,041      611,041     617,152
     96      61       2,600         1,016,278       379,933      379,933     379,933       641,412      641,412     641,412
     97      62       2,600         1,069,822       399,762      399,762     399,762       673,167      673,167     673,167
     98      63       2,600         1,126,043       420,496      420,496     420,496       706,371      706,371     706,371
     99      64       2,600         1,185,075       442,176      442,176     442,176       741,089      741,089     741,089
    100      65       2,600         1,247,059       464,844      464,844     464,844       777,391      777,391     777,391
    101      66           0         1,309,411       478,686      478,686     478,686       800,609      800,609     800,609
    102      67           0         1,374,882       493,047      493,047     493,047       824,628      824,628     824,628
    103      68           0         1,443,626       507,838      507,838     507,838       849,366      849,366     849,366
    104      69           0         1,515,807       523,073      523,073     523,073       874,847      874,847     874,847
    105      70           0         1,591,598       538,766      538,766     538,766       901,093      901,093     901,093



                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: John Doe                                                             Issue Age: 35
                                                                                       Gender: Male
                                                                                       Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                                        Initial Option: 1 (Level)
                                                                                       Initial Premium: $3,000.00
                                                                                       Payment Mode: Annual
Gross Investment Rate: 12.00%                                                          Net Investment Rate: 10.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr        Death         Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value       Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   36       1       3,000             3,150         1,537              0       250,000         1,819             0       250,000
   37       2       3,000             6,458         4,278            278       250,000         4,861           861       250,000
   38       3       3,000             9,930         7,272          3,272       250,000         8,146         4,146       250,000
   39       4       3,000            13,577        10,547          6,547       250,000        11,725         7,725       250,000
   40       5       3,000            17,406        14,130         10,130       250,000        15,643        11,643       250,000
   41       6       3,000            21,426        18,057         14,457       250,000        19,941        16,341       250,000
   42       7       3,000            25,647        22,334         19,134       250,000        24,644        21,444       250,000
   43       8       3,000            30,080        27,029         24,229       250,000        29,793        26,993       250,000
   44       9       3,000            34,734        32,159         29,759       250,000        35,432        33,032       250,000
   45      10       3,000            39,620        37,772         35,772       250,000        41,646        39,646       250,000
   46      11       3,000            44,751        44,076         42,476       250,000        48,661        47,061       250,000
   47      12       3,000            50,139        51,017         49,817       250,000        56,419        55,219       250,000
   48      13       3,000            55,796        58,668         57,868       250,000        65,001        64,201       250,000
   49      14       3,000            61,736        67,087         66,687       250,000        74,496        74,096       250,000
   50      15       3,000            67,973        76,364         76,364       250,000        85,004        85,004       250,000
   51      16       3,000            74,521        86,602         86,602       250,000        96,635        96,635       250,000
   52      17       3,000            81,397        97,895         97,895       250,000       109,513       109,513       250,000
   53      18       3,000            88,617       110,372        110,372       250,000       123,773       123,773       250,000
   54      19       3,000            96,198       124,160        124,160       250,000       139,567       139,567       250,000
   55      20       3,000           104,158       139,427        139,427       250,000       157,062       157,062       250,000
   56      21       3,000           112,516       156,344        156,344       250,000       176,435       176,435       264,653
   57      22       3,000           121,292       175,111        175,111       255,662       197,825       197,825       288,825
   58      23       3,000           130,506       195,843        195,843       278,098       221,437       221,437       314,440
   59      24       3,000           140,181       218,672        218,672       301,768       247,502       247,502       341,553
   60      25       3,000           150,340       243,819        243,819       326,717       276,279       276,279       370,214
   61      26       3,000           161,007       271,544        271,544       353,007       308,057       308,057       400,474
   62      27       3,000           172,208       302,039        302,039       386,609       343,123       343,123       439,197
   63      28       3,000           183,968       335,573        335,573       422,822       381,818       381,818       481,091
   64      29       3,000           196,317       372,457        372,457       461,847       424,522       424,522       526,407
   65      30       3,000           209,282       413,028        413,028       503,894       471,653       471,653       575,417
   66      31       3,000           222,897       457,673        457,673       549,207       523,676       523,676       628,411
   67      32       3,000           237,191       506,702        506,702       602,975       581,062       581,062       691,464
   68      33       3,000           252,201       560,534        560,534       661,430       644,360       644,360       760,345
   69      34       3,000           267,961       619,643        619,643       724,982       714,176       714,176       835,585
   70      35       3,000           284,509       684,544        684,544       794,071       791,177       791,177       917,766
   71      36       3,000           301,885       755,795        755,795       869,164       876,105       876,105     1,007,521
   72      37       3,000           320,129       834,254        834,254       942,707       969,900       969,900     1,095,987
   73      38       3,000           339,285       920,884        920,884     1,022,181     1,073,536     1,073,536     1,191,625
   74      39       3,000           359,399     1,016,611      1,016,611     1,108,106     1,188,105     1,188,105     1,295,035
   75      40       3,000           380,519     1,122,608      1,122,608     1,201,191     1,314,839     1,314,839     1,406,878
   76      41       3,000           402,695     1,240,293      1,240,293     1,302,308     1,455,130     1,455,130     1,527,887
   77      42       3,000           425,980     1,369,559      1,369,559     1,438,037     1,609,921     1,609,921     1,690,418
   78      43       3,000           450,429     1,511,472      1,511,472     1,587,046     1,780,680     1,780,680     1,869,714
   79      44       3,000           476,101     1,667,203      1,667,203     1,750,563     1,969,015     1,969,015     2,067,466
   80      45       3,000           503,056     1,837,992      1,837,992     1,929,891     2,176,692     2,176,692     2,285,527
   81      46       3,000           531,358     2,025,137      2,025,137     2,126,394     2,405,648     2,405,648     2,525,931
   82      47       3,000           561,076     2,230,024      2,230,024     2,341,525     2,658,004     2,658,004     2,790,905
   83      48       3,000           592,280     2,454,078      2,454,078     2,576,782     2,936,090     2,936,090     3,082,894
   84      49       3,000           625,044     2,698,798      2,698,798     2,833,738     3,242,454     3,242,454     3,404,576
   85      50       3,000           659,446     2,965,748      2,965,748     3,114,036     3,579,861     3,579,861     3,758,854
   86      51       3,000           695,569     3,256,612      3,256,612     3,419,443     3,951,329     3,951,329     4,148,895
   87      52       3,000           733,497     3,573,215      3,573,215     3,751,876     4,360,146     4,360,146     4,578,154
   88      53       3,000           773,322     3,917,479      3,917,479     4,113,353     4,809,896     4,809,896     5,050,391
   89      54       3,000           815,138     4,291,499      4,291,499     4,506,074     5,304,475     5,304,475     5,569,699
   90      55       3,000           859,045     4,697,412      4,697,412     4,932,283     5,848,143     5,848,143     6,140,550
   91      56       3,000           905,147     5,137,481      5,137,481     5,394,355     6,445,559     6,445,559     6,767,836
   92      57       3,000           953,555     5,627,442      5,627,442     5,852,540     7,106,988     7,106,988     7,391,268
   93      58       3,000         1,004,382     6,175,429      6,175,429     6,360,692     7,840,409     7,840,409     8,075,621
   94      59       3,000         1,057,752     6,791,338      6,791,338     6,927,165     8,655,013     8,655,013     8,828,114
   95      60       3,000         1,113,789     7,487,277      7,487,277     7,562,150     9,561,431     9,561,431     9,657,045
   96      61       3,000         1,172,629     8,279,280      8,279,280     8,279,280    10,571,989    10,571,989    10,571,989
   97      62       3,000         1,234,410     9,154,737      9,154,737     9,154,737    11,689,031    11,689,031    11,689,031
   98      63       3,000         1,299,280    10,122,442     10,122,442    10,122,442    12,923,777    12,923,777    12,923,777
   99      64       3,000         1,367,395    11,192,115     11,192,115    11,192,115    14,288,629    14,288,629    14,288,629
  100      65       3,000         1,438,914    12,374,501     12,374,501    12,374,501    15,797,297    15,797,297    15,797,297
  101      66           0         1,510,860    12,745,633     12,745,633    12,745,633    16,271,113    16,271,113    16,271,113
  102      67           0         1,586,403    13,128,002     13,128,002    13,128,002    16,759,246    16,759,246    16,759,246
  103      68           0         1,665,723    13,521,842     13,521,842    13,521,842    17,262,024    17,262,024    17,262,024
  104      69           0         1,749,009    13,927,497     13,927,497    13,927,497    17,779,885    17,779,885    17,779,885
  105      70           0         1,836,460    14,345,322     14,345,322    14,345,322    18,313,281    18,313,281    18,313,281




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: Jane Doe                                                    Issue Age: 35
                                                                              Gender: Female
                                                                              Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                               Initial Option: 1 (Level)
                                                                              Initial Premium: $2,600.00
                                                                              Payment Mode: Annual
Gross Investment Rate: 12.00%                                                 Net Investment Rate: 10.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr          Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value          Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   36       1       2,600          2,730           1,184              0         250,000          1,425             0       250,000
   37       2       2,600          5,597           3,535            735         250,000          4,043         1,243       250,000
   38       3       2,600          8,606           6,098          3,298         250,000          6,886         4,086       250,000
   39       4       2,600         11,767           8,895          6,095         250,000          9,967         7,167       250,000
   40       5       2,600         15,085          11,951          9,151         250,000         13,319        10,519       250,000
   41       6       2,600         18,569          15,295         12,775         250,000         16,974        14,454       250,000
   42       7       2,600         22,228          18,926         16,686         250,000         20,964        18,724       250,000
   43       8       2,600         26,069          22,907         20,947         250,000         25,328        23,368       250,000
   44       9       2,600         30,103          27,245         25,565         250,000         30,115        28,435       250,000
   45      10       2,600         34,338          32,009         30,609         250,000         35,395        33,995       250,000
   46      11       2,600         38,785          37,348         36,228         250,000         41,354        40,234       250,000
   47      12       2,600         43,454          43,215         42,375         250,000         47,954        47,114       250,000
   48      13       2,600         48,356          49,695         49,135         250,000         55,262        54,702       250,000
   49      14       2,600         53,504          56,832         56,552         250,000         63,356        63,076       250,000
   50      15       2,600         58,909          64,678         64,678         250,000         72,319        72,319       250,000
   51      16       2,600         64,585          73,340         73,340         250,000         82,246        82,246       250,000
   52      17       2,600         70,544          82,889         82,889         250,000         93,239        93,239       250,000
   53      18       2,600         76,801          93,452         93,452         250,000        105,412       105,412       250,000
   54      19       2,600         83,371         105,108        105,108         250,000        118,894       118,894       250,000
   55      20       2,600         90,270         118,007        118,007         250,000        133,824       133,824       250,000
   56      21       2,600         97,514         132,283        132,283         250,000        150,366       150,366       250,000
   57      22       2,600        105,119         148,105        148,105         250,000        168,667       168,667       250,000
   58      23       2,600        113,105         165,663        165,663         250,000        188,911       188,911       268,254
   59      24       2,600        121,490         185,177        185,177         255,544        211,274       211,274       291,558
   60      25       2,600        130,295         206,777        206,777         277,081        235,976       235,976       316,208
   61      26       2,600        139,540         230,620        230,620         299,806        263,267       263,267       342,247
   62      27       2,600        149,247         256,909        256,909         328,843        293,405       293,405       375,559
   63      28       2,600        159,439         285,883        285,883         360,213        326,689       326,689       411,628
   64      29       2,600        170,141         317,809        317,809         394,083        363,449       363,449       450,677
   65      30       2,600        181,378         352,990        352,990         430,648        404,051       404,051       492,942
   66      31       2,600        193,177         391,766        391,766         470,120        448,899       448,899       538,678
   67      32       2,600        205,566         434,452        434,452         516,998        498,419       498,419       593,119
   68      33       2,600        218,574         481,449        481,449         568,110        553,097       553,097       652,655
   69      34       2,600        232,233         533,202        533,202         623,846        613,470       613,470       717,760
   70      35       2,600        246,574         590,192        590,192         684,623        680,131       680,131       788,952
   71      36       2,600        261,633         652,943        652,943         750,884        753,731       753,731       866,791
   72      37       2,600        277,445         722,188        722,188         816,073        835,051       835,051       943,608
   73      38       2,600        294,047         798,640        798,640         886,491        924,915       924,915     1,026,656
   74      39       2,600        311,479         883,108        883,108         962,588      1,024,247     1,024,247     1,116,429
   75      40       2,600        329,783         976,541        976,541       1,044,899      1,134,078     1,134,078     1,213,463
   76      41       2,600        349,003       1,080,061      1,080,061       1,134,064      1,255,568     1,255,568     1,318,346
   77      42       2,600        369,183       1,193,989      1,193,989       1,253,688      1,389,701     1,389,701     1,459,186
   78      43       2,600        390,372       1,319,323      1,319,323       1,385,289      1,537,769     1,537,769     1,614,658
   79      44       2,600        412,620       1,457,134      1,457,134       1,529,991      1,701,190     1,701,190     1,786,250
   80      45       2,600        435,981       1,608,591      1,608,591       1,689,021      1,881,520     1,881,520     1,975,596
   81      46       2,600        460,510       1,774,911      1,774,911       1,863,656      2,080,466     2,080,466     2,184,490
   82      47       2,600        486,266       1,957,401      1,957,401       2,055,271      2,299,903     2,299,903     2,414,899
   83      48       2,600        513,309       2,157,413      2,157,413       2,265,284      2,541,885     2,541,885     2,668,979
   84      49       2,600        541,705       2,376,366      2,376,366       2,495,184      2,808,663     2,808,663     2,949,096
   85      50       2,600        571,520       2,615,781      2,615,781       2,746,570      3,102,702     3,102,702     3,257,837
   86      51       2,600        602,826       2,877,238      2,877,238       3,021,099      3,426,701     3,426,701     3,598,037
   87      52       2,600        635,697       3,162,438      3,162,438       3,320,560      3,783,613     3,783,613     3,972,793
   88      53       2,600        670,212       3,473,124      3,473,124       3,646,780      4,176,663     4,176,663     4,385,497
   89      54       2,600        706,453       3,811,167      3,811,167       4,001,725      4,609,380     4,609,380     4,839,849
   90      55       2,600        744,505       4,178,443      4,178,443       4,387,365      5,085,612     5,085,612     5,339,892
   91      56       2,600        784,461       4,576,874      4,576,874       4,805,718      5,609,560     5,609,560     5,890,038
   92      57       2,600        826,414       5,018,975      5,018,975       5,219,734      6,189,298     6,189,298     6,436,870
   93      58       2,600        870,464       5,511,794      5,511,794       5,677,147      6,831,550     6,831,550     7,036,496
   94      59       2,600        916,718       6,063,990      6,063,990       6,185,270      7,544,032     7,544,032     7,694,913
   95      60       2,600        965,284       6,686,453      6,686,453       6,753,318      8,335,630     8,335,630     8,418,986
   96      61       2,600      1,016,278       7,393,656      7,393,656       7,393,656      9,216,608     9,216,608     9,216,608
   97      62       2,600      1,069,822       8,175,378      8,175,378       8,175,378     10,190,416    10,190,416    10,190,416
   98      63       2,600      1,126,043       9,039,470      9,039,470       9,039,470     11,266,834    11,266,834    11,266,834
   99      64       2,600      1,185,075       9,994,612      9,994,612       9,994,612     12,456,676    12,456,676    12,456,676
  100      65       2,600      1,247,059      11,050,399     11,050,399      11,050,399     13,771,893    13,771,893    13,771,893
  101      66           0      1,309,411      11,381,808     11,381,808      11,381,808     14,184,946    14,184,946    14,184,946
  102      67           0      1,374,882      11,723,262     11,723,262      11,723,262     14,610,495    14,610,495    14,610,495
  103      68           0      1,443,626      12,074,960     12,074,960      12,074,960     15,048,810    15,048,810    15,048,810
  104      69           0      1,515,807      12,437,209     12,437,209      12,437,209     15,500,274    15,500,274    15,500,274
  105      70           0      1,591,598      12,810,325     12,810,325      12,810,325     15,965,282    15,965,282    15,965,282




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: John Doe                                          Issue Age: 45
                                                                    Gender: Male
                                                                    Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                     Initial Option: 1 (Level)
                                                                    Initial Premium: $4,800.00
                                                                    Payment Mode: Annual
Gross Investment Rate: 0.00%                                        Net Investment Rate: -1.02%
                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   46       1       4,800        5,040         2,555            0     250,000         3,171            0     250,000
   47       2       4,800       10,332         6,027            0     250,000         7,187          437     250,000
   48       3       4,800       15,889         9,393        2,643     250,000        11,014        4,264     250,000
   49       4       4,800       21,723        12,628        5,878     250,000        14,692        7,942     250,000
   50       5       4,800       27,849        15,736        8,986     250,000        18,237       11,487     250,000
   51       6       4,800       34,282        18,722       12,647     250,000        21,659       15,584     250,000
   52       7       4,800       41,036        21,560       16,160     250,000        24,965       19,565     250,000
   53       8       4,800       48,128        24,257       19,532     250,000        28,179       23,454     250,000
   54       9       4,800       55,574        26,789       22,739     250,000        31,295       27,245     250,000
   55      10       4,800       63,393        29,162       25,787     250,000        34,357       30,982     250,000
   56      11       4,800       71,602        31,468       28,768     250,000        37,443       34,743     250,000
   57      12       4,800       80,222        33,579       31,554     250,000        40,433       38,408     250,000
   58      13       4,800       89,273        35,499       34,149     250,000        43,331       41,981     250,000
   59      14       4,800       98,777        37,209       36,534     250,000        46,138       45,463     250,000
   60      15       4,800      108,756        38,686       38,686     250,000        48,857       48,857     250,000
   61      16       4,800      119,234        39,934       39,934     250,000        51,491       51,491     250,000
   62      17       4,800      130,235        40,908       40,908     250,000        54,042       54,042     250,000
   63      18       4,800      141,787        41,560       41,560     250,000        56,512       56,512     250,000
   64      19       4,800      153,917        41,867       41,867     250,000        58,903       58,903     250,000
   65      20       4,800      166,652        41,780       41,780     250,000        61,218       61,218     250,000
   66      21       4,800      180,025        41,271       41,271     250,000        63,459       63,459     250,000
   67      22       4,800      194,066        40,288       40,288     250,000        65,553       65,553     250,000
   68      23       4,800      208,810        38,769       38,769     250,000        67,491       67,491     250,000
   69      24       4,800      224,290        36,677       36,677     250,000        69,263       69,263     250,000
   70      25       4,800      240,545        33,940       33,940     250,000        70,856       70,856     250,000
   71      26       4,800      257,612        30,454       30,454     250,000        72,260       72,260     250,000
   72      27       4,800      275,532        25,942       25,942     250,000        73,463       73,463     250,000
   73      28       4,800      294,349        20,476       20,476     250,000        74,454       74,454     250,000
   74      29       4,800      314,106        13,706       13,706     250,000        75,218       75,218     250,000
   75      30       4,800      334,852         5,377        5,377     250,000        75,736       75,736     250,000
   76      31       4,800      356,634                                               75,982       75,982     250,000
   77      32       4,800      379,506                                               75,926       75,926     250,000
   78      33       4,800      403,521                                               75,534       75,534     250,000
   79      34       4,800      428,737                                               74,771       74,771     250,000
   80      35       4,800      455,214                                               73,594       73,594     250,000
   81      36       4,800      483,015                                               71,961       71,961     250,000
   82      37       4,800      512,206                                               69,823       69,823     250,000
   83      38       4,800      542,856                                               67,129       67,129     250,000
   84      39       4,800      575,039                                               63,819       63,819     250,000
   85      40       4,800      608,831                                               59,799       59,799     250,000
   86      41       4,800      644,312                                               54,961       54,961     250,000
   87      42       4,800      681,568                                               49,177       49,177     250,000
   88      43       4,800      720,686                                               42,300       42,300     250,000
   89      44       4,800      761,761                                               34,155       34,155     250,000
   90      45       4,800      804,889                                               24,548       24,548     250,000
   91      46       4,800      850,173                                               13,268       13,268     250,000
   92      47       4,800      897,722                                                   58           58     250,000




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: Jane Doe                                          Issue Age: 45
                                                                    Gender: Female
                                                                    Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                     Initial Option: 1 (Level)


                                                                    Initial Premium: $4,100.00
                                                                    Payment Mode: Annual
Gross Investment Rate: 0.00%                                        Net Investment Rate: -1.02%

                                                     Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
    46       1       4,100        4,305         1,993            0     250,000         2,532            0     250,000
    47       2       4,100        8,825         4,910            0     250,000         5,947          697     250,000
    48       3       4,100       13,572         7,756        2,506     250,000         9,228        3,978     250,000
    49       4       4,100       18,555        10,504        5,254     250,000        12,378        7,128     250,000
    50       5       4,100       23,788        13,130        7,880     250,000        15,400       10,150     250,000
    51       6       4,100       29,282        15,664       10,939     250,000        18,295       13,570     250,000
    52       7       4,100       35,051        18,081       13,881     250,000        21,069       16,869     250,000
    53       8       4,100       41,109        20,412       16,737     250,000        23,743       20,068     250,000
    54       9       4,100       47,469        22,605       19,455     250,000        26,320       23,170     250,000
    55      10       4,100       54,148        24,691       22,066     250,000        28,851       26,226     250,000
    56      11       4,100       61,160        26,742       24,642     250,000        31,443       29,343     250,000
    57      12       4,100       68,523        28,671       27,096     250,000        33,992       32,417     250,000
    58      13       4,100       76,254        30,481       29,431     250,000        36,500       35,450     250,000
    59      14       4,100       84,372        32,200       31,675     250,000        38,967       38,442     250,000
    60      15       4,100       92,896        33,805       33,805     250,000        41,395       41,395     250,000
    61      16       4,100      101,846        35,272       35,272     250,000        43,783       43,783     250,000
    62      17       4,100      111,243        36,604       36,604     250,000        46,132       46,132     250,000
    63      18       4,100      121,110        37,753       37,753     250,000        48,444       48,444     250,000
    64      19       4,100      131,470        38,671       38,671     250,000        50,718       50,718     250,000
    65      20       4,100      142,349        39,336       39,336     250,000        52,957       52,957     250,000
    66      21       4,100      153,771        39,725       39,725     250,000        55,159       55,159     250,000
    67      22       4,100      165,765        39,815       39,815     250,000        57,273       57,273     250,000
    68      23       4,100      178,358        39,605       39,605     250,000        59,295       59,295     250,000
    69      24       4,100      191,581        39,094       39,094     250,000        61,219       61,219     250,000
    70      25       4,100      205,465        38,255       38,255     250,000        63,040       63,040     250,000
    71      26       4,100      220,043        37,033       37,033     250,000        64,751       64,751     250,000
    72      27       4,100      235,351        35,345       35,345     250,000        66,339       66,339     250,000
    73      28       4,100      251,423        33,075       33,075     250,000        67,791       67,791     250,000
    74      29       4,100      268,299        30,075       30,075     250,000        69,088       69,088     250,000
    75      30       4,100      286,019        26,182       26,182     250,000        70,211       70,211     250,000
    76      31       4,100      304,625        21,240       21,240     250,000        71,135       71,135     250,000
    77      32       4,100      324,162        15,071       15,071     250,000        71,832       71,832     250,000
    78      33       4,100      344,675         7,522        7,522     250,000        72,271       72,271     250,000
    79      34       4,100      366,213                                               72,418       72,418     250,000
    80      35       4,100      388,829                                               72,233       72,233     250,000
    81      36       4,100      412,575                                               71,680       71,680     250,000
    82      37       4,100      437,509                                               70,715       70,715     250,000
    83      38       4,100      463,690                                               69,292       69,292     250,000
    84      39       4,100      491,179                                               67,362       67,362     250,000
    85      40       4,100      520,043                                               64,866       64,866     250,000
    86      41       4,100      550,350                                               61,741       61,741     250,000
    87      42       4,100      582,173                                               57,913       57,913     250,000
    88      43       4,100      615,586                                               53,296       53,296     250,000
    89      44       4,100      650,671                                               47,791       47,791     250,000
    90      45       4,100      687,509                                               41,281       41,281     250,000
    91      46       4,100      726,190                                               33,629       33,629     250,000
    92      47       4,100      766,804                                               24,673       24,673     250,000
    93      48       4,100      809,449                                               14,217       14,217     250,000
    94      49       4,100      854,227                                                2,028        2,028     250,000




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: John Doe                                             Issue Age: 45
                                                                       Gender: Male
                                                                       Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                        Initial Option: 1 (Level)
                                                                       Initial Premium: $4,800.00
                                                                       Payment Mode: Annual
Gross Investment Rate: 6.00%                                           Net Investment Rate: 4.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   46       1       4,800            5,040         2,763           0      250,000        3,399           0          250,000
   47       2       4,800           10,332         6,637           0      250,000        7,871       1,121          250,000
   48       3       4,800           15,889        10,629       3,879      250,000       12,411       5,661          250,000
   49       4       4,800           21,723        14,718       7,968      250,000       17,058      10,308          250,000
   50       5       4,800           27,849        18,911      12,161      250,000       21,834      15,084          250,000
   51       6       4,800           34,282        23,217      17,142      250,000       26,752      20,677          250,000
   52       7       4,800           41,036        27,616      22,216      250,000       31,825      26,425          250,000
   53       8       4,800           48,128        32,117      27,392      250,000       37,084      32,359          250,000
   54       9       4,800           55,574        36,703      32,653      250,000       42,531      38,481          250,000
   55      10       4,800           63,393        41,385      38,010      250,000       48,216      44,841          250,000
   56      11       4,800           71,602        46,312      43,612      250,000       54,291      51,591          250,000
   57      12       4,800           80,222        51,332      49,307      250,000       60,607      58,582          250,000
   58      13       4,800           89,273        56,459      55,109      250,000       67,181      65,831          250,000
   59      14       4,800           98,777        61,685      61,010      250,000       74,030      73,355          250,000
   60      15       4,800          108,756        67,002      67,002      250,000       81,172      81,172          250,000
   61      16       4,800          119,234        72,428      72,428      250,000       88,627      88,627          250,000
   62      17       4,800          130,235        77,939      77,939      250,000       96,416      96,416          250,000
   63      18       4,800          141,787        83,513      83,513      250,000      104,560     104,560          250,000
   64      19       4,800          153,917        89,152      89,152      250,000      113,083     113,083          250,000
   65      20       4,800          166,652        94,841      94,841      250,000      122,011     122,011          250,000
   66      21       4,800          180,025       100,588     100,588      250,000      131,371     131,371          250,000
   67      22       4,800          194,066       106,385     106,385      250,000      141,144     141,144          250,000
   68      23       4,800          208,810       112,228     112,228      250,000      151,360     151,360          250,000
   69      24       4,800          224,290       118,135     118,135      250,000      162,052     162,052          250,000
   70      25       4,800          240,545       124,111     124,111      250,000      173,258     173,258          250,000
   71      26       4,800          257,612       130,152     130,152      250,000      185,023     185,023          250,000
   72      27       4,800          275,532       136,176     136,176      250,000      197,399     197,399          250,000
   73      28       4,800          294,349       142,304     142,304      250,000      210,448     210,448          250,000
   74      29       4,800          314,106       148,463     148,463      250,000      224,239     224,239          250,000
   75      30       4,800          334,852       154,660     154,660      250,000      238,833     238,833          255,551
   76      31       4,800          356,634       160,937     160,937      250,000      254,165     254,165          266,873
   77      32       4,800          379,506       167,338     167,338      250,000      270,158     270,158          283,666
   78      33       4,800          403,521       173,933     173,933      250,000      286,836     286,836          301,177
   79      34       4,800          428,737       180,833     180,833      250,000      304,222     304,222          319,434
   80      35       4,800          455,214       188,144     188,144      250,000      322,343     322,343          338,460
   81      36       4,800          483,015       195,990     195,990      250,000      341,222     341,222          358,283
   82      37       4,800          512,206       204,542     204,542      250,000      360,885     360,885          378,929
   83      38       4,800          542,856       214,029     214,029      250,000      381,357     381,357          400,425
   84      39       4,800          575,039       224,783     224,783      250,000      402,665     402,665          422,798
   85      40       4,800          608,831       237,281     237,281      250,000      424,831     424,831          446,073
   86      41       4,800          644,312       250,869     250,869      263,412      447,878     447,878          470,272
   87      42       4,800          681,568       264,785     264,785      278,024      471,828     471,828          495,419
   88      43       4,800          720,686       279,016     279,016      292,966      496,700     496,700          521,535
   89      44       4,800          761,761       293,549     293,549      308,226      522,516     522,516          548,641
   90      45       4,800          804,889       308,366     308,366      323,785      549,294     549,294          576,759
   91      46       4,800          850,173       323,450     323,450      339,623      577,058     577,058          605,911
   92      47       4,800          897,722       339,586     339,586      353,169      606,272     606,272          630,522
   93      48       4,800          947,648       356,966     356,966      367,675      637,088     637,088          656,201
   94      49       4,800        1,000,070       375,820     375,820      383,337      669,684     669,684          683,078
   95      50       4,800        1,055,114       396,426     396,426      400,391      704,261     704,261          711,304
   96      51       4,800        1,112,910       419,176     419,176      419,176      741,051     741,051          741,051
   97      52       4,800        1,173,595       442,964     442,964      442,964      779,519     779,519          779,519
   98      53       4,800        1,237,315       467,836     467,836      467,836      819,742     819,742          819,742
   99      54       4,800        1,304,221       493,843     493,843      493,843      861,799     861,799          861,799
  100      55       4,800        1,374,472       521,036     521,036      521,036      905,774     905,774          905,774
  101      56           0        1,443,195       536,564     536,564      536,564      932,844     932,844          932,844
  102      57           0        1,515,355       552,661     552,661      552,661      960,829     960,829          960,829
  103      58           0        1,591,123       569,240     569,240      569,240      989,654     989,654          989,654
  104      59           0        1,670,679       586,318     586,318      586,318    1,019,344   1,019,344        1,019,344
  105      60           0        1,754,213       603,907     603,907      603,907    1,049,924   1,049,924        1,049,924




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: Jane Doe                                             Issue Age: 45
                                                                       Gender: Female
                                                                       Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                        Initial Option: 1 (Level)
                                                                       Initial Premium: $4,100.00
                                                                       Payment Mode: Annual
Gross Investment Rate: 6.00%                                           Net Investment Rate: 4.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr    Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value    Benefit         Value        Value      Benefit
------------------------------------------------------------------------------------ ---------------------------------------
   46       1       4,100           4,305         2,165            0     250,000          2,721           0     250,000
   47       2       4,100           8,825         5,411          161     250,000          6,515       1,265     250,000
   48       3       4,100          13,572         8,775        3,525     250,000         10,392       5,142     250,000
   49       4       4,100          18,555        12,234        6,984     250,000         14,357       9,107     250,000
   50       5       4,100          23,788        15,765       10,515     250,000         18,417      13,167     250,000
   51       6       4,100          29,282        19,401       14,676     250,000         22,574      17,849     250,000
   52       7       4,100          35,051        23,123       18,923     250,000         26,840      22,640     250,000
   53       8       4,100          41,109        26,963       23,288     250,000         31,237      27,562     250,000
   54       9       4,100          47,469        30,876       27,726     250,000         35,775      32,625     250,000
   55      10       4,100          54,148        34,896       32,271     250,000         40,511      37,886     250,000
   56      11       4,100          61,160        39,143       37,043     250,000         45,608      43,508     250,000
   57      12       4,100          68,523        43,509       41,934     250,000         50,943      49,368     250,000
   58      13       4,100          76,254        48,005       46,955     250,000         56,528      55,478     250,000
   59      14       4,100          84,372        52,666       52,141     250,000         62,375      61,850     250,000
   60      15       4,100          92,896        57,481       57,481     250,000         68,499      68,499     250,000
   61      16       4,100         101,846        62,439       62,439     250,000         74,914      74,914     250,000
   62      17       4,100         111,243        67,554       67,554     250,000         81,635      81,635     250,000
   63      18       4,100         121,110        72,799       72,799     250,000         88,678      88,678     250,000
   64      19       4,100         131,470        78,145       78,145     250,000         96,061      96,061     250,000
   65      20       4,100         142,349        83,590       83,590     250,000        103,802     103,802     250,000
   66      21       4,100         153,771        89,134       89,134     250,000        111,918     111,918     250,000
   67      22       4,100         165,765        94,778       94,778     250,000        120,393     120,393     250,000
   68      23       4,100         178,358       100,545      100,545     250,000        129,246     129,246     250,000
   69      24       4,100         191,581       106,460      106,460     250,000        138,499     138,499     250,000
   70      25       4,100         205,465       112,532      112,532     250,000        148,176     148,176     250,000
   71      26       4,100         220,043       118,759      118,759     250,000        158,301     158,301     250,000
   72      27       4,100         235,351       125,128      125,128     250,000        168,902     168,902     250,000
   73      28       4,100         251,423       131,617      131,617     250,000        180,010     180,010     250,000
   74      29       4,100         268,299       138,201      138,201     250,000        191,662     191,662     250,000
   75      30       4,100         286,019       144,863      144,863     250,000        203,898     203,898     250,000
   76      31       4,100         304,625       151,614      151,614     250,000        216,769     216,769     250,000
   77      32       4,100         324,162       158,476      158,476     250,000        230,336     230,336     250,000
   78      33       4,100         344,675       165,505      165,505     250,000        244,647     244,647     256,879
   79      34       4,100         366,213       172,753      172,753     250,000        259,592     259,592     272,571
   80      35       4,100         388,829       180,298      180,298     250,000        275,181     275,181     288,940
   81      36       4,100         412,575       188,202      188,202     250,000        291,436     291,436     306,008
   82      37       4,100         437,509       196,570      196,570     250,000        308,382     308,382     323,801
   83      38       4,100         463,690       205,531      205,531     250,000        326,041     326,041     342,343
   84      39       4,100         491,179       215,283      215,283     250,000        344,436     344,436     361,657
   85      40       4,100         520,043       226,124      226,124     250,000        363,590     363,590     381,770
   86      41       4,100         550,350       238,475      238,475     250,399        383,528     383,528     402,704
   87      42       4,100         582,173       251,689      251,689     264,274        404,272     404,272     424,485
   88      43       4,100         615,586       265,224      265,224     278,485        425,845     425,845     447,138
   89      44       4,100         650,671       279,061      279,061     293,014        448,272     448,272     470,685
   90      45       4,100         687,509       293,175      293,175     307,834        471,574     471,574     495,152
   91      46       4,100         726,190       307,535      307,535     322,912        495,773     495,773     520,562
   92      47       4,100         766,804       322,787      322,787     335,699        521,186     521,186     542,033
   93      48       4,100         809,449       339,108      339,108     349,282        547,928     547,928     564,366
   94      49       4,100         854,227       356,717      356,717     363,851        576,134     576,134     587,656
   95      50       4,100         901,243       375,889      375,889     379,648        605,956     605,956     612,015
   96      51       4,100         950,610       397,012      397,012     397,012        637,572     637,572     637,572
   97      52       4,100       1,002,446       419,099      419,099     419,099        670,631     670,631     670,631
   98      53       4,100       1,056,873       442,193      442,193     442,193        705,197     705,197     705,197
   99      54       4,100       1,114,022       466,340      466,340     466,340        741,340     741,340     741,340
  100      55       4,100       1,174,028       491,589      491,589     491,589        779,131     779,131     779,131
  101      56           0       1,232,729       506,233      506,233     506,233        802,402     802,402     802,402
  102      57           0       1,294,366       521,420      521,420     521,420        826,475     826,475     826,475
  103      58           0       1,359,084       537,063      537,063     537,063        851,269     851,269     851,269
  104      59           0       1,427,038       553,175      553,175     553,175        876,807     876,807     876,807
  105      60           0       1,498,390       569,770      569,770     569,770        903,111     903,111     903,111



                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2
Illustration For: John Doe                                                  Issue Age: 45
                                                                            Gender: Male
                                                                            Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                             Initial Option: 1 (Level)
                                                                            Initial Premium: $4,800.00


                                                                            Payment Mode: Annual
Gross Investment Rate: 12.00%                                               Net Investment Rate: 10.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- --------------------------------------------
                   Paid          Premium           Accum      Cash Surr       Death           Accum       Cash Surr       Death
   Age    Year    Premium       Accum at 5%        Value         Value        Benefit          Value        Value        Benefit
------------------------------------------------------------------------------------ --------------------------------------------
    46       1       4,800          5,040           2,973             0        250,000          3,628             0         250,000
    47       2       4,800         10,332           7,274           524        250,000          8,584         1,834         250,000
    48       3       4,800         15,889          11,968         5,218        250,000         13,920         7,170         250,000
    49       4       4,800         21,723          17,070        10,320        250,000         19,716        12,966         250,000
    50       5       4,800         27,849          22,628        15,878        250,000         26,036        19,286         250,000
    51       6       4,800         34,282          28,692        22,617        250,000         32,943        26,868         250,000
    52       7       4,800         41,036          35,296        29,896        250,000         40,508        35,108         250,000
    53       8       4,800         48,128          42,503        37,778        250,000         48,824        44,099         250,000
    54       9       4,800         55,574          50,361        46,311        250,000         57,965        53,915         250,000
    55      10       4,800         63,393          58,951        55,576        250,000         68,061        64,686         250,000
    56      11       4,800         71,602          68,582        65,882        250,000         79,444        76,744         250,000
    57      12       4,800         80,222          79,155        77,130        250,000         92,023        89,998         250,000
    58      13       4,800         89,273          90,799        89,449        250,000        105,939       104,589         250,000
    59      14       4,800         98,777         103,639       102,964        250,000        121,346       120,671         250,000
    60      15       4,800        108,756         117,823       117,823        250,000        138,421       138,421         250,000
    61      16       4,800        119,234         133,542       133,542        250,000        157,361       157,361         250,000
    62      17       4,800        130,235         150,989       150,989        250,000        178,384       178,384         250,000
    63      18       4,800        141,787         170,399       170,399        250,000        201,738       201,738         254,190
    64      19       4,800        153,917         192,067       192,067        250,000        227,582       227,582         282,202
    65      20       4,800        166,652         216,277       216,277        263,858        256,121       256,121         312,467
    66      21       4,800        180,025         242,975       242,975        291,570        287,640       287,640         345,169
    67      22       4,800        194,066         272,301       272,301        324,038        322,412       322,412         383,670
    68      23       4,800        208,810         304,507       304,507        359,318        360,767       360,767         425,705
    69      24       4,800        224,290         339,875       339,875        397,654        403,073       403,073         471,595
    70      25       4,800        240,545         378,715       378,715        439,310        449,736       449,736         521,693
    71      26       4,800        257,612         421,360       421,360        484,564        501,203       501,203         576,384
    72      27       4,800        275,532         468,315       468,315        529,196        558,042       558,042         630,587
    73      28       4,800        294,349         520,149       520,149        577,365        620,841       620,841         689,133
    74      29       4,800        314,106         577,413       577,413        629,380        690,260       690,260         752,383
    75      30       4,800        334,852         640,803       640,803        685,660        767,044       767,044         820,737
    76      31       4,800        356,634         711,160       711,160        746,718        852,034       852,034         894,636
    77      32       4,800        379,506         788,450       788,450        827,872        945,811       945,811         993,102
    78      33       4,800        403,521         873,311       873,311        916,977      1,049,265     1,049,265       1,101,728
    79      34       4,800        428,737         966,447       966,447      1,014,769      1,163,371     1,163,371       1,221,539
    80      35       4,800        455,214       1,068,598     1,068,598      1,122,028      1,289,199     1,289,199       1,353,659
    81      36       4,800        483,015       1,180,546     1,180,546      1,239,573      1,427,922     1,427,922       1,499,319
    82      37       4,800        512,206       1,303,120     1,303,120      1,368,275      1,580,829     1,580,829       1,659,870
    83      38       4,800        542,856       1,437,176     1,437,176      1,509,035      1,749,329     1,749,329       1,836,795
    84      39       4,800        575,039       1,583,616     1,583,616      1,662,796      1,934,968     1,934,968       2,031,716
    85      40       4,800        608,831       1,743,377     1,743,377      1,830,546      2,139,423     2,139,423       2,246,394
    86      41       4,800        644,312       1,917,471     1,917,471      2,013,345      2,364,523     2,364,523       2,482,749
    87      42       4,800        681,568       2,106,993     2,106,993      2,212,343      2,612,261     2,612,261       2,742,875
    88      43       4,800        720,686       2,313,096     2,313,096      2,428,751      2,884,811     2,884,811       3,029,052
    89      44       4,800        761,761       2,537,038     2,537,038      2,663,890      3,184,535     3,184,535       3,343,761
    90      45       4,800        804,889       2,780,099     2,780,099      2,919,104      3,514,014     3,514,014       3,689,715
    91      46       4,800        850,173       3,043,638     3,043,638      3,195,820      3,876,074     3,876,074       4,069,878
    92      47       4,800        897,722       3,337,002     3,337,002      3,470,482      4,276,916     4,276,916       4,447,992
    93      48       4,800        947,648       3,665,049     3,665,049      3,775,000      4,721,368     4,721,368       4,863,009
    94      49       4,800      1,000,070       4,033,687     4,033,687      4,114,361      5,214,998     5,214,998       5,319,298
    95      50       4,800      1,055,114       4,450,146     4,450,146      4,494,647      5,764,241     5,764,241       5,821,883
    96      51       4,800      1,112,910       4,923,999     4,923,999      4,923,999      6,376,562     6,376,562       6,376,562
    97      52       4,800      1,173,595       5,447,783     5,447,783      5,447,783      7,053,403     7,053,403       7,053,403
    98      53       4,800      1,237,315       6,026,758     6,026,758      6,026,758      7,801,564     7,801,564       7,801,564
    99      54       4,800      1,304,221       6,666,740     6,666,740      6,666,740      8,628,559     8,628,559       8,628,559
   100      55       4,800      1,374,472       7,374,158     7,374,158      7,374,158      9,542,695     9,542,695       9,542,695
   101      56           0      1,443,195       7,595,279     7,595,279      7,595,279      9,828,873     9,828,873       9,828,873
   102      57           0      1,515,355       7,823,138     7,823,138      7,823,138     10,123,739    10,123,739      10,123,739
   103      58           0      1,591,123       8,057,832     8,057,832      8,057,832     10,427,452    10,427,452      10,427,452
   104      59           0      1,670,679       8,299,567     8,299,567      8,299,567     10,740,275    10,740,275      10,740,275
   105      60           0      1,754,213       8,548,554     8,548,554      8,548,554     11,062,483    11,062,483      11,062,483




                            Pan-American   Assurance Company -- A Life Insurance
                                           Company -- Pan-American VUL Band 2

Illustration For: Jane Doe                                                  Issue Age: 45
                                                                            Gender: Female
                                                                            Risk Class: Preferred Plus
Initial Death Benefit: $250,000                                             Initial Option: 1 (Level)
                                                                            Initial Premium: $4,100.00
                                                                            Payment Mode: Annual
Gross Investment Rate: 12.00%                                               Net Investment Rate: 10.98%

                                                      Guaranteed Charges                        Current Charges
                                            ---------------------------------------- ---------------------------------------
                   Paid          Premium           Accum      Cash Surr       Death          Accum      Cash Surr    Death
   Age    Year    Premium       Accum at 5%        Value         Value       Benefit         Value        Value      Benefit
---------------------------------------------------------------------------------------------------------------------------
   46       1       4,100           4,305          2,337             0        250,000         2,911             0        250,000
   47       2       4,100           8,825          5,935           685        250,000         7,106         1,856        250,000
   48       3       4,100          13,572          9,880         4,630        250,000        11,649         6,399        250,000
   49       4       4,100          18,555         14,180         8,930        250,000        16,579        11,329        250,000
   50       5       4,100          23,788         18,846        13,596        250,000        21,939        16,689        250,000
   51       6       4,100          29,282         23,949        19,224        250,000        27,772        23,047        250,000
   52       7       4,100          35,051         29,508        25,308        250,000        34,135        29,935        250,000
   53       8       4,100          41,109         35,606        31,931        250,000        41,106        37,431        250,000
   54       9       4,100          47,469         42,248        39,098        250,000        48,751        45,601        250,000
   55      10       4,100          54,148         49,527        46,902        250,000        57,193        54,568        250,000
   56      11       4,100          61,160         57,695        55,595        250,000        66,744        64,644        250,000
   57      12       4,100          68,523         66,685        65,110        250,000        77,326        75,751        250,000
   58      13       4,100          76,254         76,598        75,548        250,000        89,052        88,002        250,000
   59      14       4,100          84,372         87,569        87,044        250,000       102,050       101,525        250,000
   60      15       4,100          92,896         99,709        99,709        250,000       116,461       116,461        250,000
   61      16       4,100         101,846        113,143       113,143        250,000       132,440       132,440        250,000
   62      17       4,100         111,243        128,039       128,039        250,000       150,163       150,163        250,000
   63      18       4,100         121,110        144,555       144,555        250,000       169,823       169,823        250,000
   64      19       4,100         131,470        162,885       162,885        250,000       191,636       191,636        250,000
   65      20       4,100         142,349        183,275       183,275        250,000       215,829       215,829        263,311
   66      21       4,100         153,771        206,013       206,013        250,000       242,578       242,578        291,093
   67      22       4,100         165,765        231,269       231,269        275,210       272,114       272,114        323,816
   68      23       4,100         178,358        259,078       259,078        305,712       304,727       304,727        359,578
   69      24       4,100         191,581        289,703       289,703        338,952       340,738       340,738        398,663
   70      25       4,100         205,465        323,429       323,429        375,178       380,499       380,499        441,379
   71      26       4,100         220,043        360,567       360,567        414,652       424,400       424,400        488,060
   72      27       4,100         235,351        401,544       401,544        453,745       472,904       472,904        534,382
   73      28       4,100         251,423        446,782       446,782        495,928       526,504       526,504        584,419
   74      29       4,100         268,299        496,756       496,756        541,464       585,748       585,748        638,466
   75      30       4,100         286,019        552,027       552,027        590,669       651,252       651,252        696,840
   76      31       4,100         304,625        613,253       613,253        643,916       723,706       723,706        759,891
   77      32       4,100         324,162        680,641       680,641        714,673       803,702       803,702        843,887
   78      33       4,100         344,675        754,782       754,782        792,521       892,010       892,010        936,611
   79      34       4,100         366,213        836,311       836,311        878,127       989,477       989,477      1,038,951
   80      35       4,100         388,829        925,921       925,921        972,217     1,097,031     1,097,031      1,151,882
   81      36       4,100         412,575      1,024,332     1,024,332      1,075,549     1,215,691     1,215,691      1,276,475
   82      37       4,100         437,509      1,132,322     1,132,322      1,188,939     1,346,575     1,346,575      1,413,904
   83      38       4,100         463,690      1,250,692     1,250,692      1,313,227     1,490,909     1,490,909      1,565,455
   84      39       4,100         491,179      1,380,286     1,380,286      1,449,300     1,650,037     1,650,037      1,732,539
   85      40       4,100         520,043      1,522,005     1,522,005      1,598,105     1,825,430     1,825,430      1,916,702
   86      41       4,100         550,350      1,676,788     1,676,788      1,760,627     2,018,698     2,018,698      2,119,633
   87      42       4,100         582,173      1,845,645     1,845,645      1,937,927     2,231,602     2,231,602      2,343,182
   88      43       4,100         615,586      2,029,611     2,029,611      2,131,091     2,466,069     2,466,069      2,589,372
   89      44       4,100         650,671      2,229,796     2,229,796      2,341,286     2,724,202     2,724,202      2,860,412
   90      45       4,100         687,509      2,447,315     2,447,315      2,569,681     3,008,299     3,008,299      3,158,714
   91      46       4,100         726,190      2,683,309     2,683,309      2,817,475     3,320,868     3,320,868      3,486,911
   92      47       4,100         766,804      2,945,136     2,945,136      3,062,942     3,666,709     3,666,709      3,813,378
   93      48       4,100         809,449      3,236,960     3,236,960      3,334,069     4,049,833     4,049,833      4,171,328
   94      49       4,100         854,227      3,563,894     3,563,894      3,635,172     4,474,838     4,474,838      4,564,335
   95      50       4,100         901,243      3,932,370     3,932,370      3,971,694     4,947,021     4,947,021      4,996,491
   96      51       4,100         950,610      4,350,936     4,350,936      4,350,936     5,472,501     5,472,501      5,472,501
   97      52       4,100       1,002,446      4,813,606     4,813,606      4,813,606     6,053,352     6,053,352      6,053,352
   98      53       4,100       1,056,873      5,325,028     5,325,028      5,325,028     6,695,407     6,695,407      6,695,407
   99      54       4,100       1,114,022      5,890,339     5,890,339      5,890,339     7,405,116     7,405,116      7,405,116
  100      55       4,100       1,174,028      6,515,217     6,515,217      6,515,217     8,189,608     8,189,608      8,189,608
  101      56           0       1,232,729      6,710,571     6,710,571      6,710,571     8,435,193     8,435,193      8,435,193
  102      57           0       1,294,366      6,911,888     6,911,888      6,911,888     8,688,249     8,688,249      8,688,249
  103      58           0       1,359,084      7,119,244     7,119,244      7,119,244     8,948,897     8,948,897      8,948,897
  104      59           0       1,427,038      7,332,822     7,332,822      7,332,822     9,217,363     9,217,363      9,217,363
  105      60           0       1,498,390      7,552,806     7,552,806      7,552,806     9,493,884     9,493,884      9,493,884

                                   APPENDIX B

                  EXAMPLES OF CALCULATION OF SURRENDER CHARGE

                      Charges for $3,000 Partial Surrender

   Consider a Policy with $200,000 Specified Amount, with $10,000 in Accumulated Value, with a $6,000 Surrender Charge, and with no previous Partial Surrenders. If this Owner were to take a $3,000 Partial Surrender, the values would be as follows:

                                        Before Surrender        After Surrender
                                        ----------------        ---------------
Specified Amount......................      $200,000               $195,500
Accumulated Value.....................      $ 10,000               $  5,500
Surrender Charge......................      $  6,000(a)            $  4,500
Sum of all Previous Partial
 Surrenders...........................      $      0               $  3,000
Partial Surrender Amount..............      $  3,000                    N/A
Sum of the Partial Surrender Amount
 and all Previous Partial Surrenders..      $  3,000(b)            $  3,000
Exclusion Percentage..................            50%                    50%
Cash Surrender Value..................      $  4,000(d)            $  1,000
Exclusion Percentage multiplied by the
 Cash Surrender Value.................      $  2,000(c)            $    500
Charge Assessed on Surrender..........      $  1,500(see below)         N/A

     The Charge Assessed on Surrender is calculated, in symbols, as (a) X [(b) -
(c)] / (d) = $6,000 X  [$3,000 - $2,000]  / $4,000 =  $1,500.  The  Charge  will always be at least $25 but will never otherwise exceed the full Surrender Charge. The Specified Amount is reduced by the sum of the $3,000 Partial Surrender Amount and the $1,500 Charge Assessed on Surrender. The new Specified Amount is $200,000 - ($3,000 + $1,500) = $195,500.

     The Accumulated Value is also reduced by the sum of the $3,000 Partial Surrender Amount and the $1,500 Charge Assessed on Surrender. The new Accumulated Value is $10,000 - ($3,000 + $1,500) = $5,500. The Surrender Charge is reduced by the $1,500 Charge Assessed on Surrender, $6,000 - $1,500 = $4,500. All future Surrender Charges are the Surrender Charges shown on the schedule page, reduced by the $1,500 assessed, but never less than zero. The Cash Surrender Value is always calculated as the Accumulated Value less the Surrender Charge. After the surrender, this would be $5,500 - $4,500 = $1,000.

                Charges for $50,000 Decrease in Specified Amount

     Consider  a  Policy  with  $200,000  Specified  Amount,   with  $10,000  in
Accumulated Value, and with a $6,000 Surrender Charge. If this Owner were to decrease his Specified Amount by $50,000, the values would be as follows:

                                         Before Decrease         After Decrease
                                         ---------------         --------------
Specified Amount........................    $200,000                $150,000
Accumulated Value.......................    $ 10,000                $  8,500
Surrender Charge........................    $  6,000                $  4,500
Cash Surrender Value....................    $  4,000                $  4,000
Charge Assessed on Decrease.............    $  1,500(see below)          N/A

     The Surrender Charge assessed on a decrease in Specified Amount made within five years of the insurance segment is the pro-rata portion of surrender penalties in effect at the time of the decrease. For this $50,000 decrease on a $200,000 Specified Amount, we will assess a Surrender Charge of $50,000 (decrease amount) / $200,000 (Specified Amount) * $6,000 (Surrender Charge) = $1,500. The Specified Amount after the decrease is the Specified Amount before the decrease ($200,000) reduced by the amount of the decrease ($50,000) = $150,000. The Accumulated Value after the decrease is the $10,000 Accumulated Value before the decrease reduced by the $1,500 charge assessed = $10,000 - $1,500 = $8,500. The Surrender Charge after the decrease is the $6,000 Surrender Charge before the decrease reduced, pro-rata, by the 25% amount of the decrease = $6,000 - 25%* $6,000 = $4,500. All future Surrender Charges are reduced by the same 25%. The Cash Surrender Value is always calculated as the Accumulated Value less the Surrender Charge. After the decrease, this would be $8,500 - $4,500 = $4,000. As the charge reduces both the Accumulated Value and Surrender Charge in equal amounts, the Cash Surrender Value is designed not to change after a decrease in the Specified Amount.

                                     PART II
                           UNDERTAKING TO FILE REPORTS


a. Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority confined in that section.

b. Pursuant to Investment Company Act Section 26(e), Pan-American Assurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

     Company shall indemnify and hold harmless any director, officer, and employee now or hereafter serving the Company who was or is a party or is threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including any action by or in the right of the Company, by reason of fact that he is or was a director, officer, employee, trustee, or is or was serving at the request of the Company as a director, officer, employee, trustee, or agent of another business, foreign or nonprofit corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, from and against all liability and expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, to the full extent permitted by applicable law. Such indemnification may, in the discretion of such action, suit, or proceeding, subject to the provisions of any applicable statute.

CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the following papers and documents:

      The facing sheet.

      The Prospectus consisting of __ pages.

      Undertakings to file reports.

      The signatures.

      The following exhibits.

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

1. Resolution of the Board of Directors of Pan-American Assurance Company (the "Company") establishing Pan-American Variable Life Separate Account.*

2.    Not applicable.

3.(a) Not applicable.

  (b) Form  of  Underwriting/Distribution   Agreement between the  Company  and
      Pan-American Financial Services, Inc.**

  (c) Schedule of Sales Commissions.**

4.    Not applicable.

5.(a) Flexible Premium Adjustable Variable Life Insurance Policy.**

  (b) Form of Terminal Illness Accelerated Benefit Rider.*

  (c) Form of Additional Insured Rider.*

  (d) Form of Disability Benefit Payment Rider.*

  (e) Form of Guaranteed Insurability Rider.*

  (f) Form of Dependent Children Insurance Rider.*

  (g) Form of Waiver of Monthly Deduction Rider.**

6.(a) Articles of Incorporation of the Company.*

  (b) By-laws of the Company.*

7.    Not applicable.

8.(a) Form of participation agreement among MFS Variable Insurance Trust,
      Pan-American Assurance Company and Massachusetts Financial Services Company.**

  (b) Form of participation agreement between Pan-American Assurance Company, J.P. Morgan Series Trust II and J.P. Morgan Investment Management, Inc.**

  (c) Form of participation agreement among Pan-American Assurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Distributors, Inc.**

  (d) Form of participation agreement among Berger Institutional Products Trust, Berger LLC and Pan-American Assurance Company.**

  (e) Form of participation agreement between Pan-American Assurance Company and Dreyfus Investment Portfolios.**


  (f) Form of participation agreement between Pan-American Assurance Company and American Century Variable Portfolios, Inc.

  (g) Form of participation agreement between Pan-American Assurance Company and Franklin Templeton Variable Insurance Products Trust.

9.    Not applicable.

10.   Form of Policy Application.**

11.   Not applicable.

B.    Not applicable.

C.    Not applicable.

2.    Opinion and Consent of Counsel.

3.    Not applicable.

4.    Not applicable.

5.    Not Applicable.

6.    Consent of Actuary.

7.    Consent of Independent Auditors.

* Incorporated by reference to Registrant's initial Registration Statement on Form S-6 (File No. 333-55230) filed electronically on February 8, 2001.

** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-55230) filed electronically on July 12, 2001.

                                   SIGNATURES

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement pursuant to Rule 485(b) of the Securities Act of 1933, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans and State of Louisiana on this 23 day of April, 2002.

                         PAN-AMERICAN ASSURANCE COMPANY
                        on behalf of its separate account

                         PAN-AMERICAN ASSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

By: /s/ JAN S. JOBE
-------------------------
Jan S. Jobe

PAN-AMERICAN ASSURANCE COMPANY
(Depositor)

By: /s/ JAN S. JOBE
-------------------------
Jan S. Jobe

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature  Title
Date
-------------------


/S/GEORGE FRANK PURVIS, JR Senior Vice-President
4/19/02
-----------------------------------------
George Frank Purvis, Jr.


/S/JAN S. JOBE President, Chief Executive Officer
4/23/02
---------------------------------------
Jan S. Jobe

/S/LUIS ISIDRO INGLES, JR. Vice-President, Investments and Treasurer
4/23/02
---------------------------------------
Luis Isidro Ingles, Jr.

/S/PEGGY BOUDREAUX SCOTT Vice-President,
Chief Financial Officer
4/19/02
---------------------------------------
Peggy Boudreaux Scott


/S/WILLIAM THIEL STEEN Vice-President,
General Counsel and Corporate Secretary
4/23/02
---------------------------------------
William Thiel Steen


/S/ EDWARD JAMES RAY III Vice-President,
Operations and Chief Actuary
4/23/02
--------------------------------------
Edward James Ray III

/S/ANDREW MARK ERMAN Vice-President
and Actuary
4/12/02
--------------------------------------
Andrew Mark Erman

INDEX TO EXHIBITS

EX-99.A.8(f) Form of Participation Agreement between Pan-
American and American Century
EX-99.A.8(g) Form of Participation Agreement between Pan-
American and Franklin Templeton
EX-99.C.2. Opinion and Consent of Counsel
EX-99.C.6. Consent of Actuary
EX-99.C.7. Independent Auditors' Consent